As filed with the Securities and Exchange Commission on June 1, 2012

                                                                                       Securities Act Registration No. 333-
Investment Company Act Registration No. 811-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	PRE-EFFECTIVE AMENDMENT NO.
☐	POST-EFFECTIVE AMENDMENT NO.

MacKenzie Realty Capital, Inc.

1640 School Street
 Moraga, California 94556
 (925) 631-9100

AGENT FOR SERVICE
Chip Patterson
1640 School Street
 Moraga, California 94556

Copies of Communications to:

Steven F. Carman, Esq.
Eric J. Gervais, Esq. Husch Blackwell LLP
4801 Main Street, Suite 1000
Kansas City, MO 64112
(816) 983-8000

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):   ☒ when declared effective pursuant to Section 8(a).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
		Proposed	Proposed Maximum
Title of Securities Being Registered	Amount to be Registered	Maximum Offering Price Per Share	Aggregate Offering Price (1)	Amount of Registration Fee (2)
Common Stock			$5,000,000	$573

(1)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $5,000,000.

(2)	Paid herewith.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The Information in this preliminary prospectus is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, Dated June 1, 2012

PROSPECTUS
Up to a Maximum of [________] Shares
MacKenzie Realty Capital, Inc.
Common Stock

We are a newly formed, externally managed non-diversified company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act,” prior to the first closing of this offering. Our investment objective is to generate both current income and capital appreciation through real estate-related investments. We will be advised by MCM Advisers, LP. MacKenzie Capital Management, LP will provide non-investment management services and the administrative services necessary for us to operate.

We were formed to continue and expand the business of, and immediately prior to the first closing of this offering our wholly-owned subsidiary, MacKenzie Realty Operating Partnership, LP, will acquire a portfolio of investments from, nine existing private funds, MP Income Fund 16, LLC, MP Income Fund 18, LLC, MP Income Fund 19, LLC, MP Value Fund 5, LLC, MP Value Fund 7, LLC, MP Value Fund 8, LLC, MPF Flagship Fund 9, LLC, MP Income Fund 20, LLC, and Mackenzie Patterson Special Fund 6, LLC, all of which are now managed by an affiliate of our investment adviser. The investments included in the acquired portfolio have a collective fair value of approximately $[__] million as of ____________ __, 2012, as determined by our Board of Directors. As consideration for our acquisition of that portfolio, an aggregate of approximately [_______] shares of our common stock will be distributed to MP Income Fund 16, LLC, MP Income Fund 18, LLC, MP Income Fund 19, LLC, MP Value Fund 5, LLC, MP Value Fund 7, LLC, MP Value Fund 8, LLC, MPF Flagship Fund 9, LLC, MP Income Fund 20, LLC, and Mackenzie Patterson Special Fund 6, LLC, all of which we refer to as our “Legacy Funds.” The shares issued to the Legacy Funds are not a part of this offering.  See “Legacy Portfolio Acquisition.”  We intend to invest primarily in real estate-related securities, and we currently expect to elect to be taxed as a real estate investment trust when we become eligible to make that election.

We are offering on a continuous basis up to 5,000,000 shares of our common stock at an initial offering price of $10 per share.  After our initial closing, we will sell our shares on a continuous basis at a price of $10; however, if our net asset value per share increases above $10 per share, we may supplement this prospectus and sell our shares at a higher price to limit the circumstances under which shares are sold at a price which, after deduction of selling commissions and dealer manager fees, is below our net asset value per share. Because of the possibility that the price per share will change, persons who subscribe for shares in this offering must submit subscriptions for a fixed dollar amount rather than for a number of shares and, as a result, may receive fractional shares of our common stock. We are required to file post-effective amendments to this registration statement, which are subject to Securities and Exchange Commission review, to allow us to continue this offering for at least two years.

This is our initial public offering and our shares have no history of public trading. We do not intend to list our common stock on any established exchange prior to 8 years from completion of this public offering.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Upon the completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information will be available free of charge by contacting us by mail at 1640 School Street, Moraga, California 94556, by telephone at (925) 631-9100 or (800) 854-8357, or on our website at http://www.mackenzierealty.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. Shares of closed-end investment companies, including business development companies that are listed for trading on any established exchange, frequently trade at a discount to their net asset value. If our shares trade at all, they may trade at a discount to our net asset value, increasing the risk of loss for purchasers in this offering. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page [__] to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total (1)
Public Offering Price	$	$
Sales Load (Underwriting Discounts and Commissions)	$	$
Additional Fees (2)	$	$
Proceeds to MacKenzie Realty Capital, Inc. (before expenses) (3)	$	$
(1)	The Total column assumes the sale of the maximum number of shares offered in this offering.

(2)
Additional Fees includes a dealer manager fee payable to ARI Financial Services and a portfolio structuring fee payable to our investment adviser, MCM Advisers, LP.  These two fees together will total $0.___ per share sold in this offering.

(3)
We estimate that we will incur approximately $[_____] in offering expenses in connection with this offering. Stockholders will indirectly bear up to $400,000 in such expenses as investors in MacKenzie Realty Capital, Inc.  Any amount of offering expenses in excess of $400,000 will be reimbursed to us by MacKenzie Capital Management, LP.

The date of this prospectus is ______ __, 2012.

This prospectus is part of a registration statement that we have filed with the SEC to register a continuous offering of our shares of common stock. Periodically, as we make material investments or have other material developments we will provide a prospectus supplement that may add, update or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our shares of common stock, including, to the extent permitted under the rules and regulations of the SEC, filing post-effective amendments to the registration statement to include new annual audited financial statements as they become available or if our net asset value declines more than 10% from our net asset value as of the effective date of this registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews any such amendment until it is declared effective.

You should rely on the information contained in this prospectus and any prospectus supplement. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus and any prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front cover of such prospectus or prospectus supplement. We will amend or supplement this prospectus in the event of any material change to the information contained herein.  Attached at the end of this prospectus is a Table of Definitions that should be referenced in connection with reading this prospectus or any prospectus supplement.

MacKenzie Realty Capital, Inc.

TABLE OF CONTENTS

1
SUMMARY	7
THE OFFERING	10
FEES AND EXPENSES	13
RISK FACTORS	28
FORWARD-LOOKING STATEMENTS AND PROJECTIONS	29
USE OF PROCEEDS	30
DISTRIBUTIONS	31
CAPITALIZATION	32
DILUTION	33
LEGACY PORTFOLIO ACQUISITION	36
DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS	39
BUSINESS	44
PORTFOLIO COMPANIES	47
MANAGEMENT	53
PORTFOLIO MANAGEMENT	54
INVESTMENT ADVISORY AGREEMENT	59
ADMINISTRATION AGREEMENT	59
LICENSE AGREEMENT	60
CERTAIN RELATIONSHIPS AND TRANSACTIONS	62
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	63
REGULATION AS A BUSINESS DEVELOPMENT COMPANY	66
DETERMINATION OF NET ASSET VALUE	68
DIVIDEND REINVESTMENT PLAN	68
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	77
DESCRIPTION OF SECURITIES	82
SHARES ELIGIBLE FOR FUTURE SALE	83
SHARE REPURCHASE PROGRAM	84
ARRANGEMENTS WITH DEALER MANAGER AND SELECTED BROKER DEALERS	86
SAFEKEEPING, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR	87
BROKERAGE ALLOCATION AND OTHER PRACTICES	87
LEGAL MATTERS	87
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS	87
AVAILABLE INFORMATION	F-1
INDEX TO FINANCIAL STATEMENTS

Until _________ __, 2012 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and the documents to which we have referred.

Immediately prior to the pricing of this offering, our wholly-owned subsidiary, MacKenzie Realty Operating Partnership, LP, will acquire a portfolio of investments, which we refer to as the “Legacy Portfolio,” from nine existing private funds, MP Income Fund 16, LLC, MP Income Fund 18, LLC, MP Income Fund 19, LLC, MP Value Fund 5, LLC, MP Value Fund 7, LLC, MP Value Fund 8, LLC, MPF Flagship Fund 9, LLC, MP Income Fund 20, LLC, and Mackenzie Patterson Special Fund 6, LLC, which we refer to collectively as the “Legacy Funds,” in exchange for an aggregate of approximately [_______] shares of our common stock to be issued to the Legacy Funds. We refer to this transaction in its entirety as the “Legacy Portfolio Acquisition.” Except where the context suggests otherwise, the terms “we,” “us,” “our” and “MRC” refer to MacKenzie Realty Capital, Inc. and its wholly-owned subsidiary, MacKenzie Realty Operating Partnership, LP.  In addition, the terms “MCM Advisers” or “investment adviser” refer to MCM Advisers, LP, and the terms “MacKenzie Capital Management,” the “Manager” or the “Administrator” refers to MacKenzie Capital Management, LP.

MacKenzie Realty

We are a newly formed, externally managed non-diversified company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act, prior to the consummation of this offering. Our investment objective is to generate both current income and capital appreciation through real estate-related investments. We will be advised by MCM Advisers.  MacKenzie Capital Management will provide the non-investment management services and administrative services necessary for us to operate.

We were formed to continue and expand the business of the Legacy Funds.  As part of this continuation and expansion, we intend to invest primarily in real estate-related securities, and we currently expect to elect to be taxed as a real estate investment trust, or REIT, when we become eligible to make that election.

Our investments will generally range in size from $[_] thousand to $[_] million, similar to the investments in the Legacy Portfolio. However, we may make larger investments from time to time on an opportunistic basis. We intend to focus primarily on real estate-related securities.  We will purchase most of our securities:  (i) directly from existing security holders, (ii) through established securities markets, and, (iii) in the case of unregistered, privately offered securities, directly from issuers.  Although we will generally invest in equity securities, we may also purchase debt instruments.

Consistent with the approach taken by the Legacy Funds, we will generally seek to invest in interests of real estate-related limited partnerships and real estate investment trusts.  We will not invest in general partnerships, joint ventures, or other entities that do not afford limited liability to their security holders.  However, limited liability entities that we may invest in may in turn hold interests in general partnerships, joint ventures, or other non-limited liability entities.  We generally consider purchasing securities issued by entities that have (i) completed the initial offering of their securities, (ii) operated for a period of at least two years, and typically more than five years, from the completion of their initial offering, and (iii) fully invested their capital in real properties or other real estate-related investments.

We may also acquire:  (i) individual mortgages secured by real property (i.e., we may originate such loans or we may purchase outstanding loans secured by real estate), (ii) securities of issuers that own mortgages secured by income producing real property, and (iii) using no more than 20% of our available capital, securities of issuers that own assets other than real estate.

Legacy Portfolio Acquisition

Immediately prior to the pricing of this offering, MacKenzie Realty Operating Partnership, LP will acquire the Legacy Portfolio from the Legacy Funds, which are advised by MCM Advisers and managed by MacKenzie Capital Management. The investments included in the Legacy Portfolio have a collective fair value of approximately $[__] million as of ____ __, 2012, as determined by our Board of Directors. As consideration for our acquisition of the Legacy Portfolio, an aggregate of approximately [_______] shares of our common stock will be distributed to the Legacy Funds. The shares issued to the Legacy Funds are not a part of this offering.  The Legacy Funds are each an affiliate of MacKenzie Capital Management.  If, while MacKenzie Capital Management remains our administrator, the Legacy Funds own less than $200,000 in net asset value of our common shares, MacKenzie Capital Management or one or more of its Affiliates will acquire such additional shares necessary to have at least that value.  See “Legacy Portfolio Acquisition.”

As of ____ __, 2012, the Legacy Portfolio included investments in debt and equity securities issued by [__] portfolio companies. The debt investments included in the Legacy Portfolio had a weighted average annualized yield of approximately [___]% as of _________ __, 2012. Additional information regarding the Legacy Portfolio is set forth under the sections of this prospectus entitled

“Portfolio Companies” and “Discussion of the Company’s Expected Operating Plans,” as well as in the schedule of investments and the related notes thereto included in this prospectus.

Recent Portfolio Activity

[Disclose any recent acquisitions, dispositions or repricing since the information set forth above.]

About MacKenzie Capital Management

We will be managed by MacKenzie Capital Management, a California limited partnership that is owned by three sub-partnerships that are owned in varying percentages by MacKenzie Capital Management and MCM Advisers employees and the extended family of Messrs. C.E. Patterson, Chip Patterson, Glen Fuller, and Robert Dixon.  The general partner of the Manager is MCM-GP, Inc., a California corporation owned by the same individuals.  The majority of the beneficial interests of the Manager are owned by C.E. Patterson, Berniece A. Patterson, Robert Dixon, Glen Fuller, and Chip Patterson, in addition to other family members.  Certain non-family employees of the Manager own minority interests in the Manager that represent in the aggregate less than 10% of the equity in the Manager.  Our Manager will manage all of our affairs except for providing investment advice.  Our Manager and its predecessor companies have been engaged in the management and sponsorship of offerings that invest primarily in real estate related securities since 1982.

About MCM Advisers

We will be advised by MCM Advisers, whose investment team members have an average of nearly 19 years of experience investing in real estate related securities. MCM Advisers’ investment team also presently advises [___] private equity funds other than the Legacy Funds.

We expect to benefit from the ability of our investment adviser’s investment team to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, secure collateral against our loans and manage and monitor a diversified portfolio of those investments. Our investment adviser’s investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.

Our investment adviser is registered with the Securities and Exchange Commission (the “SEC”) and is owned by the same beneficial owners and in the same proportions as the Manager.  Our investment adviser is led by its investment team: C.E. Patterson, Founder and Managing Director of the General Partner of our Manager and our Adviser; Glen W. Fuller, who serves as Chief Operating Officer and Managing Director of the General Partner of our Manager and our Adviser; Chip Patterson, who serves as Managing Director and General Counsel, and Director of the General Partner of our Manager and our Adviser; Robert E. Dixon, who serves as Chief Investment Officer and Managing Director of the General Partner of our Manager and our Adviser; Paul F. Koslosky, who serves as Chief Financial Officer and Treasurer of the General Partner of our Manager and our Adviser; and Christine E. Simpson, who serves as Chief Portfolio Manager and Senior Vice President of Research for the General Partner of our Manager and our Adviser.  We consider Messrs. C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, Paul Koslosky, and Christine Simpson to be MCM Advisers’ investment team.

Market Opportunity

We intend to pursue a strategy focused on investing primarily in illiquid or non-traded debt and equity securities issued by U.S. companies generally owning commercial real estate.  These companies are likely to be non-traded REITs ("NTRs"), small-capitalization publicly traded REITs, public and private real estate limited partnerships ("RELPs"), limited liability companies ("LLCs"), and tenancies-in-common ("TICs").  We believe the size of this market and certain recent developments, coupled with MCM Adviser's network, create an attractive investment environment for our strategy for a number of reasons, including:

•
Expected opportunities for investor liquidity have disappeared.  Most NTRs intended to offer their shareholders a quarterly shareholder redemption program.  When the recent economic downturn began, most NTR sponsors suspended their shareholder redemption plans to conserve cash.  Similarly, many of the RELPs, LLCs and TICs that may have intended to liquidate by now have experienced a decline in property value and are unable to liquidate profitably.  As a result, many of them will experience a longer holding period than their investors originally intended.

•
Economic downturn created demand for additional capital.  During the recent economic downturn, many companies decided to reduce the amount of space they lease, increasing vacancies in office buildings and retail properties.  Some companies in the retail, hospitality, and multi-family sectors deferred maintenance in order to preserve cash.  For these reasons, we believe there are many real estate companies that need access to additional capital for tenant improvements, deferred maintenance, and other capital expenditures.

•
Many loans are coming due in the next few years.  During the last economic expansion from 2002 – 2007, many real estate acquisitions were financed with loans having 5 or 10 -year maturities.  Many companies will have difficulty refinancing these loans as a result of a decline in the value of their property, forcing them to look for less traditional, and more expensive, lenders.

•
Small transaction sizes allow for a profitable niche.  The secondary market trading volume for the entire NTR industry is less than $10 million per month, and most individual transactions are less than $100,000.  Similarly, most of the RELPs, LLCs and TICs that we target for loans will need less than $10 million in recapitalization loans or equity.  As a result, most real estate investment firms cannot efficiently compete with us in such small transactions.  Our Adviser has 30 years of experience closing such transactions with very low transaction costs.

Investment Strategy

Our investment objective is to generate both current income and capital appreciation through debt and equity investments that provide superior risk-adjusted returns. The Independent Directors shall review our investment policies with sufficient frequency and at least annually to determine that the policies being followed by MRC at any time are in the best interests of its stockholders.  Each such determination and the basis therefor shall be set forth in the minutes of our Board of Directors.

We accomplish this by a combination of rigorous analysis of the net asset value of and risks associated with a potential security acquisition, and a disciplined requirement that any security must be acquired at a significant discount to its net asset value.  Although we may acquire any type of security by any method, we anticipate our acquisitions will generally be accomplished in the following ways:

•
Tender offers.  We intend to acquire shares of NTRs and other real estate companies via registered tender offers and non-registered tender offers.  This is generally our preferred acquisition method, as it allows us to name the price at which we are willing to buy such securities.  By purchasing securities at significant discounts to NAV, we simultaneously reduce the risk of a loss of capital due to a decline in NAV while increasing total returns when the discount is realized.  Also, by purchasing seasoned securities that are several years old, we significantly reduce our intended holding period and correspondingly increase our annualized rate of return.

•
Direct loans and private placements.  We have occasionally made direct loans to private real estate companies and have also arranged for private placements of equity issued directly to us by private real estate companies.  These direct investments tend to be made only after we already have an equity investment in the company, and the companies tend to be smaller so that we are very familiar with their properties and management.

•
Purchases of small-cap REITs on the open market.  We believe that small-capitalization REITs (typically less than $250 million) are largely ignored by institutional investors and by Wall Street analysts, and as a result they often trade for significant discounts to their net asset value.  While these REITs tend to be highly illiquid with very small trading volumes, our small size allows us to focus on these REITs and to purchase them in quantities that are meaningful for us.  Similar to the shares of NTRs we purchase at discounts to NAV, we believe these acquisitions provide superior risk-adjusted returns.

Suitability of Stockholders

The Manager has established minimum income and net worth standards for persons who purchase our shares because there is not likely to be a substantial and active secondary market for trading our shares.   The Manager believes these standards are reasonable for MRC and the risks associated with the purchase of our shares.  Purchases must have: (a) a minimum annual gross income of $70,000 and a minimum net worth of $70,000; or (b) a minimum net worth of $250,000.  Net worth shall be determined exclusive of home, home furnishings, and automobiles.  In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.  The Manager and each person selling shares on behalf of MRC shall make every reasonable effort to determine that the purchase of shares is a suitable and appropriate investment for each investor.  In making this determination, each person selling shares on behalf of MRC shall ascertain that the prospective investor:

a.	meets the minimum income and net worth standard established;

b.	can reasonably benefit from MRC based on the prospective stockholder’s overall investment objectives and portfolio structure.

c.	is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation;

d.
has apparent understanding of: (i) the fundamental risks of the investment; (ii) the risk that the stockholder may lose the entire investment; (iii) the lack of liquidity of MRC shares; (iv) the restrictions on transferability of MRC shares; and (v) the tax consequences of the investment.

  The Manager or each person selling shares on behalf of MRC will make this determination on the basis of information it obtains from each prospective investor.  Relevant information for this purpose will include at least the age, investment objective, investment experience, income, net worth, financial situation, and other investments of the prospective stockholders, as well as any other pertinent factors.  The Manager shall maintain records for at least six years of the information used to determine that an investment in shares of MRC is suitable and appropriate for a stockholder.  The Manager will make every reasonable effort to determine that the purchase of our shares is a suitable and appropriate investment for each stockholder, based on information provided by the stockholder regarding the stockholder’s financial situation and investment objectives.

Risk Factors

The value of our assets, as well as the price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in MCR involves other risks, including the following:

•	We have no operating history as a business development company;

•	We are dependent upon MCM Advisers’ investment team for our future success;

•	We operate in a highly competitive market for investment opportunities;

•
Our incentive fee structure and the formula for calculating the management fee may incentivize MCM Advisers to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de-levering when it would otherwise be appropriate to do so;

•
Our portfolio may lack diversification among portfolio companies, subjecting us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments;

•
Our portfolio may be concentrated in a limited number of geographic areas, subjecting us to a risk of significant loss if there is a downturn in a particular area in which a number of our investments are concentrated;

•
Investing in real estate related companies involves a high degree of risk and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect;

•	The lack of liquidity in our investments may adversely affect our business;

•	An extended continuation of the disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business;

•	We may borrow money, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us;

•	To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income;

•	There will be uncertainty as to the value of our portfolio investments;

•	We may experience fluctuations in our quarterly results;

•
Shares of business development companies have in the past frequently traded at discounts to their net asset values, and we cannot assure you that the price of shares of our common stock will not decline below our net asset value per share;

•	Our common stock price may be volatile and may decrease substantially;

•	There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time;

•
Our common stock is not expected to be listed on an exchange for the foreseeable future, and sales of substantial amounts of our common stock may have an adverse effect on the price of our common stock; and

•
Regulations governing our operation as a business development company affect our ability to raise additional capital and the way in which we do so. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

See “Risk Factors” beginning on page [__], and the other information included in this prospectus, for additional discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Operating and Regulatory Structure

MRC is a newly-formed Maryland corporation that is an externally managed, non-diversified company that intends to elect to be treated as a business development company under the 1940 Act prior to consummation of this offering. As a business development company, we will be required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See “Regulation as a Business Development Company.” We may also borrow funds to make investments. We currently expect to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a real estate investment trust (“REIT”) under the Code. See “Material U.S. Federal Income Tax Considerations.”

Our investment activities will be managed by MCM Advisers and supervised by our Board of Directors.  Each director of our Board of Directors has at least three years of relevant experience, demonstrating the knowledge and experience required to successfully guide MRC.  MCM Advisers is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” Under our investment advisory agreement, which we refer to as the Investment Advisory Agreement, we will agree to pay MCM Advisers an annual base management fee based on our invested funds (other than those assets held as cash or in cash equivalents) as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We will also enter into an administration agreement, which we refer to as the Administration Agreement, under which we will agree to reimburse MacKenzie Capital Management for our allocable portion of overhead and other expenses incurred by MacKenzie Capital Management in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”

Both MCM Advisers and MacKenzie Capital Management are controlled by their general partner, MCM-GP, Inc., which is controlled by its board members: C.E. Patterson, Berniece Patterson, Glen Fuller, Chip Patterson, and Robert Dixon.

Our Corporate Information

Our offices are located at 1640 School Street, Moraga, California 94556, and our telephone number is (925) 631-9100 or (800) 854-8357.

Share Repurchase Program

We do not currently intend to list our securities on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares promptly at a desired price. See “Share Repurchase Program.”

Beginning [12 months] after the initial closing of the sale of shares in this offering, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our Board of Directors in its complete and absolute discretion unless, in the judgment of the independent directors of our Board of Directors, such repurchases would not be in our best interests or would violate applicable law. We anticipate conducting such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934 and the 1940 Act. In months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold our monthly closings for the sale of shares in this offering.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our dividend reinvestment plan. At the discretion of our Board of Directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we do not expect to repurchase shares in any calendar year in excess of [5%] of the weighted average number of shares outstanding in the prior calendar year. We further anticipate that we will offer to repurchase such shares on each date of repurchase at a price equal to [90%] of the current offering price on each date of repurchase.

In connection with its consideration of whether to conduct such tender offers, our Board of Directors will consider any requests it has received from stockholders. If you wish to tender your shares to be repurchased you must either tender at least [25%] of the shares you purchased in the offering or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of [$1,000] worth of shares of common stock following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased unless you select the “All or None” option, in which case you would be deemed to have withdrawn your tender if you could not sell all of your shares. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act.

We intend to seek exemptive relief from Regulation M under the Securities Exchange Act of 1934, as amended, in connection with our proposed share repurchase program. See “Share Repurchase Program.”

How to Subscribe

Investors who meet the suitability standards described herein may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read this entire prospectus and all appendices and supplements accompanying this prospectus.

•	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

•
Deliver a check for the full purchase price of the shares of common stock being subscribed for along with the completed subscription agreement to _______.  You must initially invest at least [$1,000] in shares of our common stock to be eligible to participate in this offering. After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of [$500], except for purchases made pursuant to our distribution reinvestment plan.

•
By executing the subscription agreement and paying the total purchase price for the shares of our common stock subscribed for, each investor attests that he meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.

We expect to accept subscriptions and admit new stockholders at monthly closings. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds shall be returned to subscribers without interest and without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive this prospectus.

THE OFFERING

Common Stock Offered by Us	A maximum of [________] Shares.
Common Stock to be Outstanding After this Offering
Approximately [_______] shares (including approximately [______] shares to be issued to the Legacy Funds in connection with the Legacy Portfolio Acquisition), assuming the sale of the maximum number of shares offered in this offering.

Use of Proceeds
Our net proceeds from this offering could be approximately $[_______]. The net proceeds we receive from this offering will be used for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay from the net proceeds of this offering our operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses related to potential new investments. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within [six to nine months] from the completion of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. See “Use of Proceeds.”

Distributions
Subsequent to the commencement of this offering, and to the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after the commencement of this offering. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends or other distributions to our stockholders will be declared out of assets legally available for distribution, and we may choose to make distributions in the form of shares of our common stock. The specific tax characteristics of our dividends and other distributions will be reported to stockholders after the end of each calendar year.

Taxation
We currently expect that we will qualify as a REIT.  Once we have found sufficient suitable REIT-qualifying investments and satisfied the REIT requirements for the required period, we expect to make an election to be treated as a REIT by filing a Form 1120-REIT.  If we elect REIT status in the future, we will be taxed as a REIT rather than a C corporation and generally will not pay federal income tax on taxable income that is distributed to our stockholders.  If we elect REIT status, our distributions from earnings and profits will be treated as ordinary income and generally will not qualify as qualified dividend income (QDI) and will not be qualifying for purposes of the dividends received deduction (DRD).  As a REIT, certain dividends related to long-term capital gains may be taxed as capital gains dividends.  If we make a REIT election, we may be subject to a corporate level tax if and to the extent of certain built-in gains on certain assets if such assets are sold during the 10 year period following conversion.  Built-in gain assets are assets whose fair market value exceeds the REIT's adjusted tax basis at the time of conversion.

If we fail to qualify or elect to be a REIT, we will be taxed as a corporation and, thus, we would be obligated to pay federal and state income tax on our taxable income.  In such case, our distributions from earnings and profits would be treated as QDI and return of capital; with dividends received by corporate stockholders generally qualifying for the DRD.  See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

7

Investment Advisory Fees
Under the Investment Advisory Agreement, we will pay MCM Advisers a fee for its services consisting of two components — a base management fee and an incentive fee.  The base management fee is calculated based on our invested funds, which includes borrowing for investment purposes but excludes cash or cash equivalents.  The base management fee will range between 1.5% to 3.0% depending on the level of our invested funds.  The incentive advisory fee will be in an amount equal to 20% of our:  (i) preliminary net investment income for any calendar quarter; and (ii) realized capital gains generated by our investments, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Investment Advisory Agreement.”

Administration Agreement
We will reimburse MacKenzie Capital Management for our allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we will reimburse MacKenzie Capital Management for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer and any administrative support staff. See “Administration Agreement.”

Leverage
We may borrow funds to make investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, MCM Advisers, will be borne by our common stockholders. Under the 1940 Act, we are only permitted to incur additional indebtedness to the extent our asset coverage, as defined under the 1940 Act, is at least 200% immediately after each such borrowing. See “Regulation as a Business Development Company.”

Trading
Shares of business development companies frequently trade at a discount to their net asset value. A business development company is not generally able to issue and sell common stock at a price below its net asset value per share unless it has stockholder approval.  We have obtained stockholder approval to sell shares in this offering at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. The subscription agreement to be completed by each investor in this offering includes their similar approval, until the next annual meeting of stockholders, of subsequent sales in this offering at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value.  The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline.  Our common stock will not be listed for trading on an established exchange, and we cannot predict whether our shares will trade above, at or below net asset value.  See “Risk Factors – Risks Relating to this Offering.”

License Agreement
We intend to enter into a license agreement with MacKenzie Capital Management, LP, pursuant to which it will grant to us a non-exclusive, royalty-free license to use the name “MacKenzie.” See “License Agreement.”

Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are

8

held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Certain Anti-Takeover Measures
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Securities.”

Available Information
After the completion of this offering, we will be required to file periodic reports, current reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov . The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (800) 732-0330. This information will also be available free of charge by contacting us at MacKenzie Realty Capital, Inc., 1640 School Street, Moraga, California 94556, by telephone at (925) 631-9100 or (800) 854-8357, or on our website at http://www.mackenzierealty.com.

9

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “MRC,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in MacKenzie Realty Capital, Inc.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	7.0	% (1)
Dealer Manager fee (as a percentage of offering price)	2.0	% (2)

Offering expenses borne by us (as a percentage of offering price)	1.5	% (3)
Portfolio Structuring fee (as a percentage of offering price)	3.5	% (4)
Dividend reinvestment plan expenses	None	(5)
Total stockholder transaction expenses (as a percentage of offering price)	14%

Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	[3.0]	% (6)

Incentive fees payable under our investment advisory agreement	20.0	% (7)

Interest payments on borrowed funds	0	% (8)

Other expenses	[_]	% (9)

Total annual expenses	[_]	%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 8 below for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering.

	1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	[_]	$	[_]	$	[_]	$	[_]

(1)
The underwriting discounts and commissions (the sales load) with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.  The shares issued to the Legacy Funds are not considered sold in this offering.

(2)
The Dealer Manager fee will be paid by us on all shares sold in this offering.  To the extent this one-time fee exceeds 2%, it will be offset by a corresponding reduction in the Portfolio Structuring fee.  The shares issued to the Legacy Funds are not considered sold in this offering.

(3)
Amount reflects the maximum offering expenses payable by us of $400,000 and assumes aggregate gross offering proceeds of $26,666,666.  Any amount of offering expenses in excess of $400,000 will be reimbursed to us by our Adviser.

(4)	The Portfolio Structuring fee will be paid by us to MCM Advisers for structuring our initial portfolio and arranging for the Legacy Portfolio Acquisition.

(5)	The expenses of the dividend reinvestment plan are included in “Other expenses.” See “Dividend Reinvestment Plan.”

(6)
Assumes the completion of the Legacy Portfolio Acquisition. The above calculation reflects our base management fee as a percentage of our net assets. Our maximum base management fee of 3% under the Investment Advisory Agreement, however, is based on our invested funds, which is defined as the shares issued multiplied by the price at which such shares are issued, including any borrowed funds (other than those assets held as cash or cash equivalents). As a result, our use of leverage has the effect of increasing our base management fee as a percentage of our net assets.  See “Investment Advisory Agreement.”

(7)
Reflects the annual incentive fees payable to our investment adviser, MCM Advisers, assuming full performance of the Legacy Portfolio and that no incentive fees are payable on realized capital gains. Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering will be invested within six to nine months depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. We expect that it will take more than three months to invest all of the proceeds of this offering, in part because privately negotiated investments in illiquid securities require substantial due diligence and structuring. The incentive fee equals 20.0% of our:  (i) preliminary net investment income for any calendar quarter; and (ii) our realized capital gains generated by our investments, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

(8)
We do not expect to borrow significant additional funds to make investments.  If we do, it would likely be limited to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, and to the extent we are able to borrow on margin against marginable securities, which is likely to be limited to 10-15% of the gross assets of the Company. We do not currently anticipate issuing any preferred stock. The costs associated with any borrowing will be indirectly borne by our stockholders.

(9)
“Other expenses” are expected to be approximately $[__] thousand for the first full year of operations. This amount is comprised of $[__] thousand of estimated formational and organizational expenses, which are non-recurring, and $[__] thousand of estimated operating expenses, as adjusted to reflect the fact that MCM Advisers has agreed to reimburse us for any operating expenses, excluding interest expenses, investment advisory and management fees, and organizational and offering expenses, in excess of 2% of our net assets for the first twelve months following the completion of this offering. Absent MCM Advisers’ agreement to reimburse certain operating expenses in excess of 2% of our net assets, such expenses, which include amounts payable to MacKenzie Capital Management under the Administration Agreement,  would be approximately $[___] thousand, or approximately [__]% of our net assets.

The Example set forth above and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the Example set forth above assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, the example assumes inclusion of the sales load of $[___] million. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the price per share of our common stock on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

General Expense Information

Our Independent Directors will determine, from time to time but at least annually after the initial term of our agreement with our investment advisor, that the total fees and expenses of MRC are reasonable in light of the investment performance of MRC, its net assets, its net income and the fees and expenses of other comparable unaffiliated real estate investment trusts.  Each such determination shall be reflected in the minutes of the meeting of the Board of Directors.  The organization and offering expenses paid in connection with our formation or the sale of our shares shall be reasonable and shall in no event exceed an amount equal to 15% of the proceeds raised in the offering.  The total of all acquisition fees and acquisition expenses, if any, shall be reasonable, and shall not exceed an amount equal to 6% of the contract price for the property, or in the case of a mortgage loan, 6% of the funds advanced.  Notwithstanding the above, a majority of the directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to MRC.

Total Operating Expenses

The Independent Directors shall have the fiduciary responsibility of limiting our total operating expenses to an amount that does not exceed certain limitations, unless such Independent Directors shall have made a finding that, based on such unusual and non-recurring factors which they deemed sufficient, a higher level of expenses is justified for such year.  Any such findings and the reasons in support thereof shall be reflected in the minutes of the meeting of the Board of Directors.  In the event the Independent Directors do not determine such excess expenses are justified, MCM Advisers shall reimburse MRC the amount by which the aggregate annual expenses paid or incurred by MRC exceed such limitations.

Real Estate Commissions on Resale of Property

Neither the investment adviser, our Manager, nor any of our directors will receive any brokerage commission paid on any purchase or sale of our property.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

Our investment portfolio will be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we will be required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy.  Our Board of Directors will have final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the securities of the privately held companies in which we will invest. As a result, we will value these securities quarterly at fair value based on input from management and our audit committee, with the oversight, review and approval of our Board of Directors.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.

Our financial condition and results of operations will depend on our ability to effectively manage and deploy capital.

Our ability to achieve our investment objective will depend on our ability to effectively manage and deploy capital, which will depend, in turn, on our investment adviser’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis will largely be a function of our investment adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, our investment adviser’s investment team will also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We will be dependent upon MCM Advisers’ key personnel for our future success.

We will depend on the diligence, skill and network of business contacts of the investment professionals of MCM Advisers.  The investment professionals at MCM Advisers, will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of our investment team and the other senior investment professionals available to MCM Advisers. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead any of the members of the investment team to terminate their relationship with us. The loss of one or more of the investment team or other senior investment professionals who serve on MCM Advisers’ investment team, could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we can offer no assurance that MCM Advisers will continue indefinitely as our investment adviser.

The members of MCM Advisers’ investment team are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. We expect that the investment team will dedicate a significant portion of their time to the activities of MRC; however, they will be engaged in other business activities which could divert their time and attention in the future.

Our success will depend on the ability of MCM Advisers to attract and retain qualified personnel in a competitive environment.

Our growth will require that MCM Advisers retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which it will compete for experienced personnel will have greater resources than it will have.

We will be dependent on MacKenzie Capital Management’s key personnel for our future success.

We will depend on the skill, experience, and care of the professionals at our Manager to record, administer, and manage our business, including our stockholder records and financial records, preparing and filing reports to our stockholders and with the SEC and our tax returns.  We cannot assure you that these key personnel will not terminate their relationship with our Manager.  The loss of one or more of these professionals could have a material adverse effect on our ability to achieve our business objectives.

There are significant potential conflicts of interest that could impact our investment returns.

MCM Advisers’ investment team presently manages [__] private funds other than the Legacy Funds.  In addition, our executive officers and directors, as well as the current and future members of our investment adviser, MCM Advisers, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. Any affiliated investment vehicle formed in the future and managed by our investment adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, MCM Advisers may face conflicts in allocating investment opportunities between us and such other entities. Although MCM Advisers will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by our investment adviser or an investment manager affiliated with our investment adviser. In any such case, when MCM Advisers identifies an investment, it will be forced to choose which investment fund should make the investment, although MCM Advisers has an allocation policy to ensure the equitable distribution of such investment opportunities consistent with the requirements of the 1940 Act.

Affiliates of MCM Advisers are also investors in some of the investments included in the Legacy Portfolio.  If our investment adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance and our allocation procedures.

In the course of our investing activities, we will pay management and incentive fees to MCM Advisers and reimburse MCM Advisers for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of MCM Advisers will have interests that differ from those of our stockholders, giving rise to a conflict. MCM Advisers will not be reimbursed for any performance-related compensation for its employees.

We will enter into a royalty-free license agreement with our investment adviser, pursuant to which MacKenzie Capital Management, LP will grant us a non-exclusive royalty-free license to use the name “MacKenzie.” Under the license agreement, we will have the right to use the “MacKenzie” name for so long as MacKenzie Capital Management, LP or one of its affiliates remains our investment adviser. In addition, we will pay MacKenzie Capital Management, an affiliate of MCM Advisers, our allocable portion of overhead and other expenses incurred by MacKenzie Capital Management in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer and any administrative support staff. These arrangements will create conflicts of interest that our Board of Directors must monitor.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors will review these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics.

Our incentive fee structure and the formula for calculating the management fee may incentivize MCM Advisers to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from delevering when it would otherwise be appropriate to do so.

The incentive fee payable by us to MCM Advisers may create an incentive for MCM Advisers to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our investment adviser will be calculated based on a percentage of our return on invested capital. In addition, our base management fee is calculated on the basis of our invested funds, including assets acquired through the use of leverage. This may encourage our investment adviser to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from delevering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. This could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to our investment adviser also may induce MCM Advisers to invest on our behalf in instruments that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current distributions to our stockholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, will include accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash.

Although we do not currently expect to do so, we may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to MCM Advisers with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of MCM Advisers as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

A general increase in interest rates will likely have the effect of making it easier for our investment adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Given the structure of our Investment Advisory Agreement with MCM Advisers, any general increase in interest rates will likely have the effect of making it easier for MCM Advisers to receive incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of our investment adviser.

Our investment adviser will have the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser will have the right, under the Investment Advisory Agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We will have no operating history as a business development company.

As a result of our lack of operating history as a business development company, we will be subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

The performance of the Legacy Portfolio may not be indicative of our investment adviser’s future performance in managing our overall portfolio.

You should not place undue reliance on the fact that the investments included in the Legacy Portfolio are currently performing. The Legacy Portfolio should not be viewed as an indicator of either the overall performance of the Legacy Funds or the prospective performance of our portfolio in the future.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

We intend to qualify as a business development company under the 1940 Act prior to consummation of this offering. The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Regulations governing our operation as a business development company affect our ability to raise additional capital and the way in which we do so. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We will not generally be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in the best interests of MRC and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

We may borrow money, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. We may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser, MCM Advisers, will be payable based on our invested funds, including those assets acquired through the use of leverage, MCM Advisers will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to MCM Advisers.

As a business development company, we will generally be required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. If this ratio declines below 200%, we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

Any debt facility into which we may enter would likely impose, financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a REIT under the Code.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors will be authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our charter, our Board of Directors will be authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors will be required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors will have the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation as a Business Development Company.”

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to applicable local, state and federal laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment adviser’s investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We will incur significant costs as a result of being a public company.

As a public company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the Securities and Exchange Commission.

An extended continuation of the disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

As a business development company, we will have to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Since the middle of 2007, the capital markets and the credit markets have been experiencing extreme volatility and disruption and, accordingly, there has been and will continue to be uncertainty in the financial markets in general. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

Our liquidity could be impaired by an inability to access the capital markets or to draw on credit facilities. For example, we cannot be certain that we will be able to consummate new borrowing facilities to provide capital for normal operations, including new originations. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally.

If we are unable to renew or replace such facilities and consummate new facilities on commercially reasonable terms, our liquidity will be reduced significantly. If we are unable to repay amounts outstanding under such facilities and are declared in default or are unable to renew or refinance these facilities, we would not be able to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable.

We currently expect to elect to be taxed as a REIT, but may not be able to qualify as a REIT.

We currently expect to elect to be a REIT for federal income tax purposes.  As described in more detail below in "U.S. Federal Income Tax Considerations", in order to qualify as a REIT, a substantial percentage of our income must be derived from, and our assets consist of, real estate assets, and, in certain cases, other investment property. We believe the composition of our assets and income will qualify for making a REIT election.  In addition, we intend to acquire and manage investments to satisfy the REIT tests.  Whether a particular investment is considered a real estate asset for such purposes depends upon the facts and circumstances of the investment.  Due to the factual nature of the determination, at this time we do not know whether any particular investment will qualify as a real estate asset or satisfy the REIT income tests.  In determining whether an investment is a real property asset, we will look at the Code and the IRS's interpretation of the Code in regulations, published rulings, private letter rulings and other guidance.  In the case of a private letter ruling issued to another taxpayer, we would not be able to bind the IRS to the holding of such ruling.  If we fail to qualify as a REIT we may not be able to achieve our objectives and the value of our stock may decline.

As a REIT, we may be subject to a corporate level tax on certain built in gains if certain assets were sold during the 10 year period following such election.

A REIT generally operates without incurring any corporate level federal income tax, which is accomplished by the REIT annually distributing at least ninety percent of its REIT taxable income. If it satisfies the minimum distribution requirement, the REIT generally is entitled to a deduction for dividends paid. The REIT stockholders are then required to report the REIT dividend as ordinary income. A REIT stockholder’s receipt of dividends generally will not qualify as qualified dividend income or for the dividends received deduction discussed above.

In order to qualify as a REIT, we would be required to satisfy gross income and asset tests. Generally, such tests require that a substantial percentage of the REIT’s income be derived from, and assets consist of, real estate assets, and, in certain cases, other investment property.

If we make a REIT election, we will be subject to a corporate level tax on certain built-in gains if such assets are sold during the 10 year period following conversion. Built-in gain assets are assets whose fair market value exceeds the REIT’s adjusted tax basis at the time of conversion. In addition, a REIT may not have any earnings and profits accumulated in a non-REIT year. Thus, upon conversion to a REIT, the putative REIT is generally required to distribute to its stockholders all accumulated earnings and profits, if any. Such distribution would be taxable to the stockholders as dividend income, and, as discussed above, may qualify as qualified dividend income for non-corporate stockholders and for the dividends received deduction for corporate stockholders.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury Regulations in effect as they directly govern the taxation of us and our security holders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Security holders (and prospective holders) are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes. See “Material U.S. Federal Income Tax Considerations–Potential Election to Be Treated as a REIT.”

If we elect to be taxed as a REIT, loss of our status as a REIT would have significant adverse consequences.

If after properly electing to be a REIT we fail to qualify as a REIT in any taxable year, then we would be subject to federal income tax (including any applicable minimum tax) on our taxable income computed in the usual manner for corporate taxpayers without any deduction for distributions to our stockholders. Unless entitled to relief under specific statutory provisions, we would be disqualified from treatment as a REIT for the four taxable years following the year of losing our REIT status, assuming we had previously been treated as a REIT.  To renew our REIT qualification at the end of such a four-year period, we would be required to distribute all of our current and accumulated earnings and profits before the end of the period and the funds available for satisfying our obligations and for distribution to our stockholders could be significantly reduced.

If we elect to be treated as a REIT, we will be required to make distributions, other than capital gain distributions, to our stockholders each year in the amount of at least 90% of our REIT taxable income As a result, we will continue to need additional capital to make new investments. If additional funds are unavailable or not available on favorable terms, our ability to make new investments will be impaired.

If we elect to be treated as a REIT, we will be required to distribute at least 90% of our REIT taxable income, and as such we may require additional capital to make new investments or carry existing investments.   We may acquire additional capital from the issuance of securities senior to our common shares, including additional borrowings or other indebtedness or the issuance of additional securities. We may also acquire additional capital through the issuance of additional equity. However, we may not be able to raise additional capital in the future on favorable terms or at all. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.  We may issue debt securities, other instruments of indebtedness or preferred stock, and we borrow money from banks or other financial institutions, which we refer to collectively as “senior securities.”  As a result of issuing senior securities, we will also be exposed to typical risks associated with leverage, including increased risk of loss. If we issue preferred securities which will rank “senior” to our common shares in our capital structure, the holders of such preferred securities may have separate voting rights and other rights, preferences or privileges more favorable than those of our common shares, and the issuance of such preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for security holders or otherwise be in our best interest.

To the extent our ability to issue debt or other senior securities is constrained, we will depend on issuances of additional common shares to finance new investments. If we raise additional funds by issuing more of our common shares or senior securities convertible into, or exchangeable for, our common shares, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.

The classification of an entity as a REIT under the Internal Revenue Code is dependent upon the entity’s continued satisfaction of several requirements.

In order to qualify as a REIT, we will be required to satisfy gross income and asset tests.  Generally, such tests require that a substantial percentage of the REIT's income be derived from, and assets consist of, real estate assets, and, in certain cases, other investment property.  This will be a factual determination that we generally will have to make annually with respect to the income tests and quarterly with respect to the asset tests.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

Since we contemplate investing in real estate through partnerships and other REITs, we may have to recognize taxable income attributable to those investments prior to the time we receive cash distributions with respect to such investments.  As indicated above, in order to benefit from REIT taxation, we need to distribute at least 90% of our REIT taxable income.  If we do not receive cash representing such income at the same time as we recognize such income, we may have cash flow difficulties in order to make the required distributions necessary to benefit from REIT taxation.

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may in the future elect to pay dividends in our own stock, as opposed to cash.  In such case or in the event you participate in the dividend reinvestment program, you may be required to pay tax in excess of the cash you receive from us.

Risks Related to Our Investments

The achievement of our investment objectives cannot be guaranteed.

We may not be successful in locating real estate-related securities suitable for purchase.  We may not be able to purchase securities at an acceptable price.  Even if suitable securities are located at an acceptable price, our performance will be affected by many factors that are beyond the control of our MCM Advisers, including unpredictable economic and financial events.  Accordingly, we do not guarantee our distributions or the return of your capital.  For example, a review of the performance of prior funds sponsored by our adviser, MCM Advisers, reveals that not all such funds are successful, or will be successful, in producing their targeted returns.

The ownership of real properties involves a number of risks.

Our investments will be primarily in entities that directly or indirectly own real property, real estate joint ventures, or other real property-based investments.  As a result, an investment in MRC will be subject to all of the risks inherent in real estate investments.  Among these are the following:

•	the operation of real property is subject to the general competitive conditions in the relevant real estate markets, which have suffered in the recent economic crisis;

•	downturns in local economies, overbuilding and other general economic conditions may adversely affect the operations of real property, especially with the current economic conditions;

•	indebtedness secured by a portfolio of real properties may bear a variable interest rate that could result in increased debt service payments (and reduced cash flow) if interest rates rise;

•
the lack or uncertainty of availability or high cost of financing, especially in current markets, may adversely affect the ability of the real estate owners to sell their properties and the terms of any such sales;

•
the availability and cost of financing or refinancing is uncertain, especially in current markets, and may adversely affect the ability of the real estate owners to sell their properties and the terms of any such sales (for example, some of the REITs in which previous funds have invested have struggled to refinance their existing indebtedness, resulting in a depressed stock price, and, in some cases, causing issuers to file for bankruptcy protection);

•	the real properties may be damaged and suffer losses which are not adequately insured;

•	property tax reform, rent control, and other regulatory and governmental action may adversely affect the value of the real properties; and

•	energy shortages and allocations and increased energy prices in the areas where the real properties are located may adversely affect their operations or otherwise reduce their value.

Investment in mortgage loans or issuers that own or originate mortgage loans involves a number of risks.

  We may make investments in mortgage loans or in issuers that own or originate mortgage loans. As a result, an investment in MRC will be subject to all of the risk inherent with mortgage loans.  Among these are the following:

·	We will be at risk of defaults by the borrowers on those mortgage loans. These defaults may be caused by many conditions beyond our investment adviser’s or our control, including interest rate levels and local and other economic conditions affecting real estate values, including the turmoil in the credit markets that began in 2007 and continues today. Our investment adviser will not know whether the values of the properties securing the mortgage loans will remain at the levels existing on the dates of origination of those mortgage loans. If the values of the underlying properties drop, our risk will increase because of the lower value of the security associated with such loans;

·	If an issuer in which we invest relies on originating, holding, or servicing mortgage loans for a significant portion of its income, defaults on such mortgage loans could impair the value of the issuer itself and consequently put our investment in such issuer at risk (for example, previous funds managed by our investment adviser suffered losses investing in mortgage companies or originators);

•	Fixed-rate, long-term mortgage loans could yield a return that is lower than the then-current market rates if interest rates rise. If interest rates decrease, we could be adversely affected to the extent that mortgage loans are prepaid because we may not be able to generate equivalent returns upon reinvestment of the funds;

•	Declines in real estate values may induce mortgagors to voluntarily default on their loans, increasing the risk of foreclosure and loss of capital (for example, some of the hotel REITs have just “walked away” from the hotels they owned);

•	Issuers may file for bankruptcy if they cannot meet the demands of their debt service, and bankruptcy judges have wide latitude to modify the terms of indebtedness, which could result in lower than expected returns on our investment; and

•	Delays in liquidating defaulted mortgage loans could reduce our or an issuer’s investment returns. If there are defaults under those mortgage loans, we or the issuer may not be able to repossess and sell the underlying properties quickly. The resulting time delay could reduce the value of our or the issuer’s investment in the defaulted mortgage loans. An action to foreclose on a property securing a mortgage loan is regulated by state statutes and regulations and is subject to many of the delays and expenses of other lawsuits if the defendant raises defenses or counterclaims. Further, given the recent economic events, foreclosure actions may flood the courthouses, causing further delays in prosecuting such actions. In the event of default by a mortgagor, these restrictions, among other things, may impede our or issuer’s ability to foreclose on or sell the mortgaged property or to obtain proceeds sufficient to repay all amounts due to us or the issuer on the mortgage loan. For example, previous funds managed by our investment adviser have invested in a mortgage where the borrower defaulted in Arkansas. Our Manager began foreclosure proceedings in July 2007, but did not get a foreclosure sale set until December 2009 due to various circumstances beyond the control of our investment adviser; thereafter, the foreclosure was further delayed by a bankruptcy filing that has yet to be resolved.

We will generally not participate in the management of the real estate represented by our securities.

The issuers of the securities to be held by us will have exclusive management and control of the operation of the real estate portfolios, and we must rely exclusively on the management capabilities of such issuers, regardless of whether the investment adviser agrees with the decisions of such issuers. If our investment adviser decides that an action taken by an issuer, only one of which is managed by an Affiliate of our investment adviser, is contrary to our interests, we may take legal action to protect our interests. We could be forced to bear the costs of a challenge or lawsuit, which could be substantial, and there can be no certainty that legal action undertaken to halt any such actions would be successful.

Information on our target securities may be difficult to obtain.

Complete and current information regarding securities to be acquired and properties owned by issuers of such securities (particularly properties which may be performing poorly) may in many cases (particularly in the case of securities of companies not registered with the SEC) not be available to our investment adviser or, even if available, it may not be economical for our investment adviser to obtain such information.  As a result, we may purchase securities with less than adequate information.  Further, the information that is obtained may not be reliable.  For example, prior funds sponsored by our Manager invested in a company that filed for bankruptcy protection, and those funds lost all their invested capital, because the company had stated that none of its loans were cross-collateralized (meaning that one failed property or development would not impair the value of the other properties), when this was untrue.  The company had several loans go into default, thereby impairing the value of all remaining properties.

Investments in publicly traded securities present market risks that are not present with private securities.

Publicly traded investments such as real estate investment trusts present certain market risks that are not present when investing directly in real estate or in private partnerships that own real estate.  The trading price of public securities can change in response to various factors, not all of which relate to the real estate owned by the entities.  A “bear market” can cause all publicly traded securities to trade at lower prices, even if the fundamental economic factors driving the value of real estate remain unchanged.  If the trading price of a public entity is too adversely affected by such factors, it can be subject to take-over attempts by opportunistic investors who see the ability to acquire assets at below net asset value.  Because we will not likely be a significant holder of such securities, there may be little or nothing that we or our investment adviser can do to prevent the sale of such entities at prices that are below the estimated net asset value of the real estate owned by the entities, which would adversely affect our performance.

Investments in privately held securities may present more risks than investments in publicly held securities.

Privately held partnerships and companies, unlike public entities, are not required to file periodic reports with the SEC or state securities regulators.  As a result, our investment adviser’s evaluation of a possible investment in a private entity may be based on incomplete or misleading information.  In addition, as privately held entities generally have significantly fewer investors than public companies, a private issuer may be more concerned about a possible takeover by an investor such as us.  The private issuer may therefore be more reluctant to approve a transfer of securities to us or admit us as a record owner, which would result in the loss of rights associated with record ownership, including voting rights.  Moreover, many private partnerships invest in only a single piece of real property, and a security acquired by us through its investment in a private partnership would not have as much diversification as it would if we were to invest exclusively or primarily in larger portfolio issuers.

Accurate valuation of illiquid real estate-related securities is difficult.

Our investment adviser’s techniques used to value our target securities necessarily involve reliance on both objective and subjective criteria and assumptions and predictions that may or may not be realized.  As a result, despite our investment adviser’s analysis, there is no assurance that any particular investment will in fact be made by us on terms that reflect the true economic value of the securities purchased.

We will compete with other entities and persons to purchase real estate-related securities.

The market for the real estate-related securities sought by us is limited and generally inefficient, which we believe may create investment opportunities.  However, because of the limited market, significant competition for these securities may reduce the availability and increase the prices of the securities.  For example, in the previous two years, two new competitors have entered the marketplace buying some of the same type of securities that we intend to buy.

Lack of Diversification.

Some of the issuers of our securities are private partnerships or other privately held entities that invest in only a single piece of real property.  Due to such issuers’ lack of diversification, the value of their securities may be more volatile than securities issued by entities with larger, more diverse portfolios.

The hotel and lodging industry has unique risks.

We may invest in interests in hotel or lodging property portfolios.  An investment in these securities will be subject to the special risks inherent in investments in the lodging industry.  Lodging properties are management and labor intensive and particularly susceptible to the impact of economic and other conditions outside the control of the portfolio managers.  Also, compared to other types of properties, hotel maintenance typically involves maintenance of corresponding personal property such as furniture and supplies.  As a result, hotels may be exposed to more fluctuations in costs and inflation, and be subject to more potential liability, from events such as property loss or theft, labor difficulties, supplier problems and personal injuries.  Demand for particular accommodations and related hotel services may vary seasonally and may be affected by economic recessions, changes in travel patterns caused by airline schedules and strikes and other factors, including current economic conditions.  To meet competition in the industry, to maintain franchise standards, or to maintain economic values, continuing expenditures must be made for modernizing, refurnishing, and maintaining existing facilities prior to the expiration of their anticipated useful lives.  If such expenditures are not made, the value and profitability of the hotels may be diminished.  In addition, inflationary pressures could increase operating expenses of the hotels, including energy costs, above expected levels, and have secondary effects upon occupancy rates in such hotels by increasing the expense or decreasing the availability of means of travel.  All of the factors noted above may contribute to producing operating results of wider variation than for other types of properties.

We are susceptible to claims under Federal and state securities laws.

Due in part to the diverse and relatively risky nature of our acquisition procedures, we may be more susceptible to investigations, litigation, or other proceedings under securities laws.  Any such investigation, litigation, or other proceeding undertaken by state or Federal regulatory agencies or private parties could necessitate the expenditure of material amounts of our capital for legal and other costs.  Moreover, the dedication of human and capital resources of our investment adviser and our Manager to such proceedings could limit the Manager’s effectiveness in managing MRC, even if MRC is ultimately successful in its defense.  If and to the extent that claims or suits for rescission are brought and successfully concluded for failure to register this offering or other offerings or for acts or omissions constituting offenses under Federal or applicable state securities laws, we could be materially and adversely affected, jeopardizing our ability to operate successfully.

Our purchase of securities may be subject to complex tender offer rules.

Because of the nature of the market for real estate-related securities, we expect to buy securities from time to time pursuant to tender offers.  Federal securities laws impose a number of obligations and requirements upon a party who undertakes a tender offer.  There are sanctions and penalties that could be imposed on us if it does not fully comply with these complex requirements.  Further, because of the perceived hostile nature of tender offers, some issuers may respond by taking legal action against us and our affiliates. We could be forced to bear some of the costs of a suit, which could be substantial, and there can be no certainty that we would be successful in fighting such a suit.  Likewise, we may participate in legal actions against issuers to force them to provide investor lists when their governing documents so require, but the issuers refuse to comply.

Issuers of securities may vote to change the structure of the entity or propose a “roll-up.”

In recent years, general partners have successfully proposed to their limited partners a consolidation of many related limited partnerships into a larger entity.  The new entities have usually been in the form of infinite-life real estate investment trusts or master limited partnerships, and often are listed to trade on one of the stock exchanges.  In other cases, limited partners have been asked to approve the conversion of their partnership interests into common stock of a new corporation or into unsecured debentures.  In most roll-ups to date, the sponsoring general partners used an estimated market price for shares of the new entity to determine the exchange value for the limited partnership units.  Shares of the new entities may fall below the exchange value and historically have often traded substantially below the exchange value.  If our investment adviser decides that a proposed roll-up is contrary to our interests, we may take legal action to protect our interests. We could be forced to bear the costs of a suit, which could be substantial, and there can be no certainty that legal action undertaken to halt a roll-up would be successful.  See a more detailed discussion of such roll-up transactions below in the section entitled “Certain Relationships and Transactions.”

Our investment adviser may experience a substantial delay in identifying and locating suitable investments for us.

It may take time for our investment adviser to identify suitable securities for investment.  Moreover, once suitable securities are identified, a considerable delay may be experienced in consummating their purchase.  In such event, corresponding delays would be experienced by us before distributions and allocations are received from our investments.

We may temporarily invest our cash reserves in volatile securities.

Our investment adviser may at times make the decision to invest some of our cash reserves into publicly traded real estate investment trusts as a means to earn better than money market rates.  This action has risk associated with it as the market for such publicly traded assets may be volatile.  In the past few years, some such investments made by other funds managed by our investment adviser have declined dramatically in value, making it impossible to recover the cash reserves unless and until the market price of the securities returns to previous levels.  In some cases, such issuers have ceased operations, resulting in a loss of capital for such funds.

We may use leverage, including margin accounts.

We may utilize short-term borrowing and may acquire securities or make distributions through use of brokerage margin account loan agreements.  Utilization of margin loans involves the risk of losses greater than the equity involved.  Any such borrowing is subject to the leverage limitations under the 1940 Act that are described above.

The FDIC deposit insurance limits may be exceeded.

Our cash deposits with banks are insured by the Federal Deposit Insurance Corporation up to $250,000 per account.  We will at times exceed such limits in our deposit accounts, which could subject us to a loss of any amount over such limit if the deposit institution were to fail.

The tax consequences of an investment in us will depend on the activities and reporting positions taken by the entities in which we invest.

We will have little or no control over the reporting activities of the issuers of securities acquired by us.  Accordingly, it is not possible to determine the potential tax consequences generated by an investment in us.  Our investment adviser will not prepare or review income tax information returns of the issuers of securities in which we invest.  These issuers have made and will make a number of decisions on such tax matters as the expensing or capitalizing of particular items, the proper period over which capital costs may be depreciated or amortized, the allocation of acquisition costs between real property, improvements and personal property, and many other items.  An IRS audit of an issuer’s information return may result in the disallowance of certain deductions and may cause audits of your individual returns.  An opinion of counsel generally is not available with respect to these issues, either because they involve factual determinations, or because they involve legal doctrines not fully developed under existing case law.

Our taxable gain or loss will likely be measured by the issuer’s tax basis in the real property, rather than by our purchase price for its securities.

Some of our investments are made through partnerships and other REITs.  The Federal income tax basis of the real estate held by those entities may be based upon their purchase price paid, as opposed to the purchase price we paid to acquire those securities.  Thus, there is a risk that we may have to report more income or gain on such entities disposition of its real estate than the amount of income or gain we would have reported if we purchased the real property directly.

An issuer of securities in which we invest could be deemed a “publicly traded partnership.”

Some of our investments are made through partnerships.  If interests in the partnerships are traded on an established exchange or readily tradable on a secondary exchange (or substantial equivalent) the partnership will be treated as publicly-traded partnerships.  As such, the partnership might be treated as a C corporation, resulting in its income being subject to double level taxation.  In addition, the real estate held within the partnership would no longer be taken into account in satisfying the REIT asset test.

We are currently in a period of capital markets disruption and we do not expect these conditions to improve in the near future.

The U.S. capital markets have been experiencing extreme volatility and disruption for more than three years and the U.S. economy was recently in a period of recession. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. We believe these conditions may continue for a prolonged period of time or worsen in the future. A prolonged period of market illiquidity may have an adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions could also increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

The recent economic recession could impair our portfolio companies and harm our operating results.

Certain of our portfolio companies may be still be susceptible to the effects of the recent recession and may be unable to repay our loans during this period. Therefore, assets may become non-performing and the value of our portfolio may decrease during this period. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. The recent recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of our assets.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Any extension or restructuring of our loans could adversely affect our cash flows. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

The lack of liquidity in our investments may adversely affect our business.

We invest in many companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments will usually be subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We have not yet identified all of the portfolio companies we will invest in using the proceeds of this offering.

While we will acquire the Legacy Portfolio in connection with this offering, we have not yet identified all of the additional potential investments for our portfolio that we will acquire with the proceeds of the offering. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing our shares. Additionally, our investment adviser will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to business development company requirements that would prevent such follow-on investments, or the follow-on investment would affect our REIT tax status.

Our portfolio may lack diversification among portfolio companies, subjecting us to a risk of significant loss if one or more of these companies fail to perform.

Our portfolio may hold a limited number of portfolio companies. We will not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single investment fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

Our portfolio may be concentrated in a limited number of geographic areas, subjecting us to a risk of significant loss if there is a downturn in a particular area in which a number of our investments are concentrated.

Our portfolio may be concentrated in a limited number of geographic areas. A downturn in any particular area in which we are invested could significantly impact the aggregate returns we realize.

As of [______ __], 2012, our investments in [_________________] represented approximately [_]% of the fair value of the Legacy Portfolio. If a geographic area in which we have significant investments suffers from adverse business or economic conditions, as [__________________] has to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

We may not realize gains from our equity investments.

Certain investments that we may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We will often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Risks Relating to This Offering

Prior to listing our stock on an exchange, there will be no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following our listing.

There will be no public trading market for our common stock, and we cannot assure you that one will develop or be sustained. We do not intend to list our common stock on an established exchange prior to eight years from completion of this public offering. We cannot predict the prices at which our common stock will trade once such a listing may occur. The listing price for our common stock will be determined through discussions with the underwriters and may not bear any relationship to the market price at which it may trade after such listing. Shares of closed-end management investment companies offered in an initial public offering that are listed for trading on an established exchange often trade at a discount to the initial public offering price due to sales loads, including underwriting discounts, and related offering expenses. In addition, shares of business development companies have in the past frequently traded at discounts to their net asset values, regardless of sales load, underwriting discounts, and offering expenses, and our stock may also be discounted in the market if and when we apply for listing. This characteristic of business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value if and when it trades on an exchange. The risk of loss associated with this characteristic of business development companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our Independent Directors for such issuance.  We have obtained stockholder approval to sell shares in this offering at a price, after deduction of selling commissions and deal manager fees, that is below net asset value.  The subscription agreement to be completed by each investor in this offering includes their similar approval, until the next annual meeting of stockholders, of subsequent sales in this offering at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock if and when we apply for listing on a national exchange may fluctuate substantially. The price of our common stock that will prevail in the market after our listing higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•
significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to REITs or business development companies;

•	failure to qualify as a REIT, or the loss of REIT status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of MCM Advisers’ key personnel;

•	operating performance of companies comparable to us; or

•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price if and when we apply for listing, and once a market for our stock is established, if any, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Prior to the Legacy Portfolio Acquisition and after the Legacy Portfolio is valued, the value of the Legacy Portfolio may decrease.

If the value of the Legacy Portfolio decreases after it is valued for the Legacy Portfolio Acquisition, but prior to the Legacy Portfolio Acquisition, the Legacy Funds will acquire a relatively greater portion of our shares than if the Legacy Portfolio was valued at the time of the Legacy Portfolio Acquisition. In turn, a related write-down would reduce our net assets after completion of this offering.

We cannot assure you that we will be able to successfully deploy the proceeds of our initial public offering within the timeframe we have contemplated.

We currently anticipate that substantially all of the net proceeds of our initial public offering will be invested in accordance with our investment objective within six to nine months after the completion of our initial public offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of our initial public offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of our initial public offering within our contemplated timeframe after the completion of our initial public offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.

We will have broad discretion over the use of proceeds of our initial public offering and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of our initial public offering and may use the net proceeds from our initial public offering in ways with which you may not agree, or for purposes other than those contemplated at the time of our initial public offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of our initial public offering, pending full investment, are used to pay operating expenses.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of MRC or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our Independent Directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms, and authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about MacKenzie Realty, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. We will amend or supplement this prospectus in the event of any material change to the information contained herein during the prospectus delivery period.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of [________] Shares of our common stock in this offering will be approximately $[________], after deducting the underwriting discounts and commissions of approximately $[__] and estimated offering expenses of approximately $[________] payable by us.

We plan to use the net proceeds of this offering for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to nine months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities, but no such fee will be payable on cash or cash equivalents. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after the commencement of this offering. Our quarterly dividends, if any, will be determined by our Board of Directors. Any dividends or other distributions to our stockholders will be declared out of assets legally available for distribution, and we may choose to make distributions in the form of shares of our common stock. The specific tax characteristics of our dividends and other distributions will be reported to stockholders after the end of each calendar year.

We currently expect to elect to be taxed, and intend to qualify annually thereafter, as a REIT under the Code when we become eligible to make that election. If we elect to be treated as a REIT, we will be required to make distributions, other than capital gain distributions, to our stockholders each year in the amount of at least 90% of our REIT taxable income. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. See “Dividend Reinvestment Plan.” If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.

Any distribution we receive from an entity in which we have invested that is made as a result of the sale of a portion of the assets held by that entity and that results in the remaining net asset value, as approved by the Board, of that particular entity falling to less than 110% of our carrying cost for that entity, shall be used, for tax purposes, first to reduce our carrying cost for that entity.  The amount used for this purpose is not reported as income and will be reinvested.  The remaining balance, if any, will be reported as income.

CAPITALIZATION

Our audited financial statements as of _________, 2012 are set forth near the end of this prospectus.  The following table sets forth:

•	our cash and capitalization as of [_______ __], 2012, as adjusted to reflect the Legacy Portfolio Acquisition; and

•
our cash and capitalization as of [_______ __], 2012, as adjusted to reflect the Legacy Portfolio Acquisition and the sale of [__________] shares of our common stock in this offering, after deducting the estimated underwriting discounts and commissions, dealer manager fee, portfolio structuring fee, and estimated organizational and offering expenses payable out of the proceeds of this offering.

As of [______ __], 2012
	As Adjusted to Reflect the Legacy Portfolio Acquisition		As Adjusted to Reflect the Legacy Portfolio Acquisition and this Offering
	(in thousands)		(in thousands)
Assets:
Cash	$	[__]	$	[__]
Gross assets	$	[__]	$	[__]

Total liabilities	$	[__]	$	[__]

Stockholders’ equity:
Common stock, par value $0.0001 per share; 80,000,000 shares authorized		[__]		[__]
[_______] shares outstanding, pro forma, as adjusted		[__]		[__]
[_______] shares outstanding, pro forma, as adjusted		[__]		[__]
Capital in excess of par value		[__]		[__]
Total stockholders’ equity	$	[__]	$	[__]

DILUTION

The potential dilution to investors in this offering would be represented by the amount by which the offering price per share exceeds our pro forma net asset value per share after (i) the completion of the Legacy Portfolio Acquisition and (ii) the completion of this offering. However, the actual offering price per share of $10 was below the adjusted pro forma [____ __], 2012 net asset value of $[__], resulting in a purchase discount of $[___] when compared to the adjusted pro forma [___ __], 2012 net asset value. Net asset value per share is determined by dividing our net asset value, which is our gross assets less total liabilities, by the number of outstanding shares.

Upon completion of the Legacy Portfolio Acquisition, the [___ __], 2012 pro forma net asset value would have been $[_] million, or approximately $[__] per share, assuming the inclusion of the full amount of shares issued. After giving effect to the sale of [________] shares of our common stock in this offering at a public offering price of $[__] per share, and after deducting the underwriting discounts and commissions, dealer manager fee, and portfolio structuring fee aggregating approximately $[__] million and estimated offering expenses of approximately $[____] payable by us, our pro forma net asset value is expected to be approximately $[__] million, or approximately $[__] per share.

The following table illustrates the impact on net asset value for investors in this offering, on a per share basis, taking into account the assumptions set forth above:

Net asset value before completion of the Legacy Portfolio Acquisition	$	[__]
Pro forma [___ __], 2012 net asset value before this offering but after completion of the Legacy Portfolio Acquisition	$	[__]
Dilution experienced by existing stockholders	$	[__]

Pro forma [___ __], 2012 net asset value before this offering, but after completion of the Legacy Portfolio Acquisition	$	[__]

Pro forma [___ __], 2012 net asset value after completion of the Legacy Portfolio Acquisition, after completion of this offering, and after deducting the underwriting discounts and commissions, the dealer manager fee, and the portfolio structuring fee
	$	[__]
Purchase Discount to Net Asset Value	$	[__]

LEGACY PORTFOLIO ACQUISITION

Immediately prior to the completion of this offering and the filing of our election to be regulated as a business development company under the 1940 Act, pursuant to the Asset Contribution Agreement to be entered into by and among us and each of the Legacy Funds, MacKenzie Realty Operating Partnership, LP will acquire from the Legacy Funds through a series of transactions the Legacy Portfolio.  The Legacy Portfolio will consist of approximately $[__] million of investments. The portfolio investments to be acquired in connection with the Legacy Portfolio Acquisition represent approximately the following percentages of the total investment portfolio on a fair value basis of the following funds:

Fund Name

Fund Name	Contributed Percentage of the Legacy Fund Total Investment Portfolio on a Fair Value Basis	Percentage of MRC Total Investment Portfolio Contributed by Legacy Fund on a Fair Value Basis

MP Income Fund 16, LLC
MP Income Fund 18, LLC
MP Income Fund 19, LLC
MP Value Fund 5, LLC
MP Value Fund 7, LLC
MP Value Fund 8, LLC
MPF Flagship Fund 9, LLC
MP Income Fund 20, LLC
Mackenzie Patterson Special Fund 6, LLC
100%

Pursuant to the terms of the Asset Contribution Agreement, [operating company] will acquire the Legacy Portfolio in exchange for approximately [_______] shares of our common stock. The shares issued to the Legacy Funds are not a part of this offering.  After the Legacy Portfolio Acquisition, we estimate that our pro forma net asset value per share will be approximately $[___], reflecting the fair value of the Legacy Portfolio as of [_____ __], 2012. The acquisition of the Legacy Portfolio is expected to be a taxable transfer of assets, and, as a result, we expect to take a tax basis in the assets acquired equal to the amount paid for them. The amount paid will be equal to the sum of the fair market value of our stock issued as consideration and any cash paid as consideration.  Accordingly, the Legacy Portfolio Acquisition is not expected to have any direct tax consequences on any investor in this offering.

Upon consummation of this offering, the Legacy Funds will in aggregate hold approximately [_______] shares, or approximately [_]% of our total outstanding shares, assuming the sale of ____ shares in this offering.

Pro Forma Balance Sheet and Schedule of Investments

The following pro forma balance sheet assumes the Legacy Portfolio Acquisition took place on ____ __, 2012:

[___ __], 2012	Pro Forma Pre- Offering	Pro Forma Post- Offering
(Amounts in ‘000s)
Assets
Cash and cash equivalents	$	$
Interest receivable
Loans receivable, at fair value (cost $[___])
Investments in portfolio entities, at fair value (cost $[__])
[Investments in equity and warrants, fair value] (cost $[__])
Total Assets	$	$

Liabilities and Stockholders’ Equity
Liabilities
Accrued expenses and other liabilities	$	$
Interest payable

Line of credit
Distribution Notes
Total Liabilities
Stockholders’ Equity
Common Stock, par value $0.0001 per share; 80,000,000 shares authorized, [______] shares issued and outstanding, pro forma as adjusted
Capital in excess of par value
Total Stockholders’ Equity	$	$
Total Liabilities and Stockholders’ Equity (1)	$	$

(1)	Additionally, refer to “Capitalization” for further details of the capital of MRC subsequent to the offering.

The following pro forma Schedule of Investments assumes the Legacy Portfolio Acquisition, took place on [_____ __], 2012:

[_________ __], 2012
Description (1)	Industry	Interest Rate (2)	Maturity/ Expiration Date	Par Amount/ Quantity	Cost	Fair Value	% of pre- Offering Stockholders’ Equity

Totals		[___]		[__]	[__]	%
Total Investments	$	[__]	$	[__]	[__]	%

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements and Projections” appearing elsewhere herein.

Overview

We are a newly formed, externally managed non-diversified company that intends to elect to be treated as a business development company under the 1940 Act prior to the consummation of this offering. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We will be managed by MCM Advisers. MacKenzie Capital Management will provide the non-investment management services and administrative services necessary for us to operate.

At the first meeting of the Board of Directors, the Articles of Incorporation and Bylaws were reviewed and ratified by a majority vote of the directors and Independent Directors.  The Board of Directors has also established written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of MRC and MCM Advisers to assure that such policies are carried out.

We were formed to continue and expand the business of the Legacy Funds. As part of this continuation and expansion, we intend to invest primarily in real estate-related securities.

Immediately prior to completion of this offering, MacKenzie Realty Operating Partnership will acquire the Legacy Portfolio from the Legacy Funds, which are managed by our investment adviser. The investments included in the Legacy Portfolio had a collective fair value of approximately $[__] million as of [___ __], 2012, as determined by our Board of Directors. As consideration for our acquisition of the Legacy Portfolio, an aggregate of approximately [__] million shares of our common stock will be distributed to the Legacy Funds. See “Legacy Portfolio Acquisition.”

As of [___ __], 2012, the Legacy Portfolio had approximately $[__] million of debt and equity investments issued by [__] portfolio companies. The debt investments included in the Legacy Portfolio had a weighted average annualized yield of approximately [__]% as of [___ __], 2012. Additional information regarding the Legacy Portfolio is set forth under the section of the prospectus entitled “Portfolio Companies,” as well as in the schedule of investments and the related notes thereto included in this prospectus.

We will be an externally managed business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources. See “Regulation as a Business Development Company.”

Revenues

We plan to generate revenue primarily from dividends and/or capital gains from our investments. Further, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses will include the payment of: (i) investment advisory fees to our investment adviser, MCM Advisers; (ii) our allocable portion of overhead and other expenses incurred by MacKenzie Capital Management in performing its obligations under the Administration Agreement; and (iii) other operating expenses as detailed below. Our investment advisory fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See “Investment Advisory Agreement.” We will bear all other expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and this offering (up to an aggregate of $400,000);

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our shares and other securities;

•	interest payable on debt, if any, to finance our investments;

•
fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and third-party advisory fees;

•	transfer agent and safekeeping fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees in the future;

•	federal, state and local taxes;

•	Independent Directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•
all other expenses incurred by either MacKenzie Capital Management or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by MacKenzie Capital Management in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer and our Chief Financial Officer and any administrative support staff.

Financial Condition, Liquidity and Capital Resources

We will generate cash from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including earnings on investments in the Legacy Portfolio and future investments, as well as interest earned from the temporary investment of cash in U.S. Government securities and other high-quality debt investments that mature in one year or less. We may also fund a portion of our investments through additional borrowings from banks and issuances of senior securities.  After our initial closing, we will sell our shares on a continuous basis at a price of $10; however, if our net asset value per share increases above $10 per share, we may sell our shares at a higher price to limit the circumstances under which shares are sold at a price which, after deduction of selling commissions and dealer manager fees, is below our net asset value per share. In connection with each closing on the sale of shares of our common stock pursuant to this prospectus, our Board of Directors or a committee thereof is required to make the determination within 48 hours of the time that we price our shares for sale that we are not selling shares of our common stock at a price below our then current net asset value. Prior to each closing, to the extent required to disclose material information, including changes in the offering price per share, to prospective investors, we will update the information contained in this prospectus by filing a prospectus supplement with the SEC.

The aggregate borrowings of MRC, secured and unsecured, are expected to be reasonable in relation to our net assets and shall be reviewed by the Board of Directors at least quarterly.  The maximum amount of such borrowing is limited by law.  See “Regulation as a Business Development Company.”

Our primary use of funds will be investments in portfolio companies, cash distributions to holders of our common stock (primarily from investment income and realized capital gains), payments to any lenders or senior security holders, and the payment of operating expenses.

Immediately after the Legacy Portfolio Acquisition and this offering, we expect to have cash resources of approximately $[_] and approximately $[_] of indebtedness. See “Legacy Portfolio Acquisition” and “Use of Proceeds.”

Distribution Policy

To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after the completion of this offering. Our quarterly dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution, and we may choose to make distributions in the form of shares of our common stock.

We currently expect to elect to be taxed, and intend to qualify annually thereafter, as a REIT under the Code when we become eligible to make that election. If we elect to be treated as a REIT, we will be required to make distributions, other than capital gain distributions, to our stockholders each year in the amount of at least 90% of our REIT taxable income.  See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. See “Dividend Reinvestment Plan.” If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Other Contractual Obligations

We expect to enter into two contracts under which we have material future commitments, the Investment Advisory Agreement, pursuant to which MCM Advisers agrees to serve as our investment adviser, and the Administration Agreement, pursuant to which MacKenzie Capital Management agrees to furnish us with certain non-investment management services and administrative services necessary to conduct our day-to-day operations. Each of these agreements is terminable by either party upon proper notice. Payments under the Investment Advisory Agreement in future periods will be equal to: (1) a percentage of the value of our gross assets; and (2) an incentive fee based on our performance. Payments under the Administration Agreement will occur on an ongoing basis as expenses are incurred on our behalf by MacKenzie Capital Management. See “Investment Advisory Agreement,” and “Administration Agreement.” For a discussion of the estimated amount of our obligations under these contracts based on a number of assumptions, see “Fees and Expenses.”

It is our Board of Directors duty to evaluate the performance of MCM Advisers before entering into or renewing the Investment Advisory Agreement.  The criteria used in such evaluation shall be reflected in the minutes of such meeting.  The Investment Advisory Agreement for the services of MCM Advisers shall have an initial term of two years.

Our Investment Advisory Agreement may be terminable by a majority of the Independent Directors, or by MCM Advisers, without penalty upon not more than 60 days’ written notice to the other.  In the event of the termination of the Investment Advisory Agreement, MCM Advisers is obligated to cooperate with MRC and take all reasonable steps requested to assist the directors in making an orderly transition of the advisory function.   Upon termination, the Board of Directors will determine that any successor adviser possesses sufficient qualifications to: (a) perform the advisory function for MRC; and (b) justify the compensation provided for in its contract with MRC.

Our Administration Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. If either of these agreements is terminated, the costs we incur under new agreements may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under both our Investment Advisory Agreement and our Administration Agreement. Any new Investment Advisory Agreement would also be subject to approval by our stockholders.

Related Parties

We expect to enter into the Investment Advisory Agreement with MCM Advisers.

MCM Advisers and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. MCM Advisers and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, MCM Advisers or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with MCM Advisers’ allocation procedures.

We intend to enter into a license agreement with MacKenzie Capital Management, LP, pursuant to which it will grant to us a non-exclusive, royalty-free license to use the name “MacKenzie.”

We expect to enter into the Administration Agreement with MacKenzie Capital Management. Pursuant to the terms of the Administration Agreement, MacKenzie Capital Management provides us with the office facilities and administrative services necessary to conduct our day-to-day operations.

As consideration for our acquisition of the Legacy Portfolio, an aggregate of approximately [_______] million shares of our common stock will be distributed to the Legacy Funds. For information on the ownership of our shares, see “Control Persons and Principal Stockholders.”

BUSINESS

MacKenzie Realty

We are a newly formed, externally managed non-diversified company that intends to elect to be treated as a business development company under the 1940 Act prior to the consummation of this offering. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. Our investments will be managed by MCM Advisers, and MacKenzie Capital Management will provide the administrative services necessary for us to operate.

We were formed to continue and expand the business of the Legacy Funds. As part of this continuation and expansion, we intend to invest primarily in real estate-related securities.

Our investments will generally range in size from $[__] million to $[__] million, similar to the investments in the Legacy Portfolio. However, we may make larger investments from time to time on an opportunistic basis.

Consistent with the approach taken by the Legacy Funds, we will generally seek to invest in real estate-related securities.

Legacy Portfolio Acquisition

Immediately prior to the pricing of this offering, [operating company] will acquire the Legacy Portfolio from the Legacy Funds.  See “Legacy Portfolio Acquisition.”  Additional information regarding the Legacy Portfolio is set forth under the sections of the prospectus entitled “Portfolio Companies” and “Discussion of the Company’s Expected Operating Plans,” as well as in the schedule of investments and the related notes thereto included in this prospectus.

Recent Developments

Recent Portfolio Activity

[Describe material recent portfolio activity in the Legacy Funds, if any.]

About MCM Advisers

We will be managed by MCM Advisers, whose investment team members have an average of nearly 19 years of experience investing in real estate-related securities. MCM Advisers’ investment team also presently manages [__] private funds.

We expect to benefit from the ability of our investment adviser’s investment team to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, secure collateral against our loans and manage and monitor a diversified portfolio of those investments. Our investment adviser’s investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.

Our investment adviser is led by C.E. Patterson, Founder and Managing Director of the General Partner of our Manager and our Adviser. Mr. Patterson is assisted by Berniece A. Patterson, who serves as Chair of the Board of the General Partner of our Manager and our Adviser, Glen W. Fuller, who serves as Chief Operations Officer and Managing Director of the General Partner of our Manager and our Adviser, Chip Patterson, who serves as Managing Director and General Counsel of the General Partner of our Manager and our Adviser, Robert E. Dixon, who serves as Chief Investment Officer and Managing Director of the General Partner of our Manager and our Adviser, Paul F. Koslosky, who serves as Chief Financial Officer and Treasurer of the General Partner of our

Manager and our Adviser, Christine E. Simpson, who serves as Chief Portfolio Manager and Senior Vice President of Research for the General Partner of our Manager and our Adviser, and Jen L. Moser, who serves as Vice President of Administration for the General Partner of our Manager and our Adviser.  We consider Messrs. C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, and Paul Koslosky, and Ms. Christine Simpson to be MCM Advisers’ investment team.

Market Opportunity

We intend to pursue a strategy focused on investing primarily in illiquid or non-traded debt and equity securities issued by U.S. companies generally owning commercial real estate.  These companies are likely to be non-traded REITs ("NTRs"), small-capitalization publicly traded REITs, public and private real estate limited partnerships ("RELPs"), limited liability companies ("LLCs"), and tenancies-in-common ("TICs").  We believe the size of this market and certain recent developments, coupled with our Adviser's network, create an attractive investment environment for our strategy for a number of reasons, including:

•
Expected sources of liquidity have disappeared.  Most NTRs intended to offer their stockholders a quarterly shareholder redemption program.  When the recent economic downturn began, most NTR sponsors suspended their shareholder redemption plans to conserve cash.  Similarly, many of the RELPs, LLCs and TICs that may have intended to liquidate by now have experienced a decline in property value and are unable to liquidate profitably.  As a result, many of them will experience a longer holding period than their investors originally intended.

•
Economic downturn created demand for additional capital.  During the recent economic downturn, many companies decided to reduce the amount of space they lease, increasing vacancies in office buildings and retail properties.  Some companies in the retail, hospitality, and multi-family sectors deferred maintenance in order to preserve cash.  For these reasons we believe there are many real estate companies that need access to additional capital for tenant improvements, deferred maintenance, and other capital expenditures.

•
Many loans are coming due in the next few years.  During the last economic expansion from 2002 – 2007, many real estate acquisitions were financed with loans that mature in 5 or 10 years.  Many companies will have difficulty refinancing these loans as a result of a decline in the value of the property, forcing them to look for less traditional, and more expensive, lenders.

•
Small transaction sizes allow for a profitable niche.  The secondary market trading volume for the entire NTR industry is less than $10 million per month, and most individual transactions are less than $100,000.  Similarly, most of the RELPs, LLCs and TICs that we target for loans will need less than $10 million in recapitalization loans or equity.  As a result, most real estate investment firms cannot efficiently compete with us in such small transactions.  Our investment adviser has 24 years of experience closing such transactions with very low transaction costs.

Investment Strategy

Our investment objective is to generate both current income and capital appreciation through debt and equity investments that provide superior risk-adjusted returns.

We accomplish this by a combination of rigorous analysis of the net asset value of and risks associated with a potential security acquisition, and a disciplined requirement that any security must be acquired at a significant discount to its net asset value.  Although we may acquire any type of security by any method, we anticipate our acquisitions will generally be accomplished in the following ways:

•
Tender offers.  We intend to acquire shares of NTRs and other real estate companies via registered tender offers and non-registered tender offers.  This is generally our preferred acquisition method, as it allows us to name the price at which we are willing to buy such securities.  By purchasing securities at significant discounts to NAV, we simultaneously reduce the risk of a loss of capital due to a decline in NAV while increasing total returns when the discount is realized.  Also, by purchasing seasoned securities that are several years old, we significantly reduce our intended holding period and correspondingly increase our annualized rate of return.

•
Direct loans and private placements.  We have occasionally made direct loans to private real estate companies and have also arranged for private placements of equity issued directly to us by private real estate companies.  These direct investments tend to be made only after we already have an equity investment in the company, and the companies tend to be smaller so that we are very familiar with their properties and management.

•
Purchases of small-cap REITs on the open market.  We believe that small-capitalization REITs (typically less than $250 million) are largely ignored by institutional investors and by Wall Street analysts, and as a result they often trade for significant discounts to their net asset value.  While these REITs tend to be highly illiquid with very small trading volumes, our small size allows us to focus on these REITs and to purchase them in quantities that are meaningful for us.  Similar to the shares of NTRs we purchase at discounts to NAV, we believe these acquisitions provide superior risk-adjusted returns.

Investments

We will engage in various investment strategies in order to achieve our overall investment objectives. The strategy we select depends upon, among other things, market opportunities, the skills and experience of our investment adviser’s investment team and our overall portfolio composition. Our strategies will generally seek to acquire securities that produce ongoing distributable income for investors, yet with a primary focus on purchasing such securities at a discount from what our investment adviser estimates to be the actual value of the real estate underlying the securities.

Types of Investments

We will target real estate-related investments that yield meaningful current income and, in many cases, provide the opportunity for capital appreciation.

•
Real Estate-Related Limited Partnerships.  Limited partnerships which may be public or private, and which were formed primarily to own real property.  They may actively operate the property, they may develop the property, or they may passively own property operated by a third party.

•
Real Estate Investment Trusts.  Corporations or trusts that are formed to own real property and are exempted from corporate income tax provided that they distribute at least 90% of their net income in the form of dividends to their stockholders.

•
Other Real Estate-Related Investments.  May include equity interests in limited liability companies, tenancies-in-common, mortgages, loans, bonds, or any other security whose underlying value derives from real estate. We may invest in other real estate-related investment entities.  We will not invest in general partnerships, joint ventures, or other entities that do not afford limited liability to their security holders.  However, limited liability entities in which we may invest may in turn hold interests in general partnerships, joint ventures, or other non-limited liability entities.

Targeted Securities

Our investment adviser has advised on a significant number of investments in the real estate industry.  We intend to leverage this prior investing experience to continue to target attractive investments in the real estate industry. Securities to be acquired by us will generally consist of the following:

•
Securities Issued by Owners of Real Property.   We will acquire securities issued by limited partnerships, real estate investment trusts or other investment entities that have invested directly or indirectly in real property, real estate joint ventures, or other real property based investments.  We will buy securities issued by entities owning a variety of property types, including apartments, shopping centers, office buildings, nursing homes, min-warehouses, and hotels.

•
Direct Real Property Obligations, Derivatives, and Other Securities.  We may also acquire:  (i) individual mortgages secured by real property (i.e., originate, or purchase outstanding loans secured by real estate), (ii) securities of issuers that own mortgages secured by income-producing real property, and (iii) using no more than 20% of our capital available for investment, securities of issuers that own assets other than real estate.

We will generally acquire securities in one of two ways:

•
Securities Issued Previously Pursuant to a Registration Statement.  In general, we will seek to acquire securities originally registered by the issuer with the SEC.  These target securities are typically public limited partnership interests and shares in real estate investment trusts issued by national real estate syndicators and companies.  These issuers typically have hundreds or thousands of limited partners or stockholders and own numerous real property assets.

•
Securities Issued in Private Transactions.   We may acquire securities that are or were privately placed by issuers that: (i) are limited partnerships, real estate investment trusts, or other real estate-related entities, (ii) have sold their securities in private offerings to only a limited number of investors who have met suitability standards that are generally higher than those imposed by public partnerships, and (iii) have invested in only a single parcel or a few parcels of real property.

  Investment Selection

Our investment adviser’s investment team is responsible for all aspects of our investment process. The current members of the investment team are C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, Paul Koslosky, and Christine Simpson.  The investment strategy involves a team approach, whereby potential transactions are screened by various members of the investment team.  See “Portfolio Management.”

Our process for acquiring targeted real estate-related securities typically involves three steps: (i) identifying securities of the type we may be interested in acquiring; (ii) evaluating the securities to estimate their value to us, and (iii) either acquiring securities on national markets or locating security holders who may be interested in selling or purchasing such securities on secondary markets.  Different circumstances may require different procedures, or different combinations of procedures, and we will adjust our acquisition strategy to fit the particular circumstances.  Nonetheless, the typical stages of our investment selection process are as follows:

           Deal Generation/Origination

Deal generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers such as lawyers and accountants, as well as current and former clients, portfolio companies and investors. Our investment adviser’s investment team supplements these lead generators by also utilizing broader marketing efforts, such as advertisements in real estate periodicals, newspapers and other publications, attendance at prospective borrower industry conventions, an active calling effort to smaller private equity firms and sponsors, and through web presence and search tool optimizations.

Screening

In screening potential investments, our investment adviser’s investment team utilizes the same value-oriented investment philosophy they employed in their work with the Legacy Funds and commits resources to managing downside exposure.

Due Diligence

Our investment adviser conducts diligence on prospective portfolio companies consistent with the approach its investment team adopted in their work with the Legacy Funds. We believe that the investment team has a reputation for conducting extensive due diligence investigations in their investment activities. In conducting due diligence, our investment adviser uses publicly available information as well as information from its relationships with former and current management teams, consultants, competitors and investment bankers.

Our investment adviser’s due diligence typically includes:

•	review of historical and prospective financial information and regulatory disclosures;

•	research relating to the company’s management, industry, markets, products and services and competitors;

•	verification of collateral; and

•	asset and business value appraisals by third party advisers.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the investment professionals leading the investment present the investment opportunity to our investment adviser’s investment team, which then determines whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside third-party advisers, as appropriate. Any fees and expenses incurred by MCM Advisers in connection with due diligence investigations undertaken by third parties will be subject to reimbursement by us, if not otherwise reimbursed by the prospective borrower, which reimbursements will be in addition to any management or incentive fees payable by us under our Investment Advisory Agreement with MCM Advisers.

Ongoing Relationships with Portfolio Companies

Managerial Assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may also receive fees for these services. MCM Advisers will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Monitoring

Our investment adviser will monitor our portfolio companies on an ongoing basis. It will monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.

Our investment adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which include the following:

•	Assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;

•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	Comparisons to our other portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

Valuation Procedures

[We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also use published secondary market trading information for securities that do not trade on a national market in order to value assets. When doing so, we will determine whether the trading information obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the trading price obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; and (iii) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate and necessary, a third-party valuation firm.]

The recommendation of fair value for securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Competition

We will compete for investments with other business development companies and investment funds (including private equity funds). Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including making investments in real estate companies. As a result of these new entrants, competition for investment opportunities in real estate-related companies may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we will be able to compete with these entities primarily on the basis of the experience and contacts of our investment adviser, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make smaller investments.

For additional information concerning the competitive risks we face, see “Risk Factors — Risk Relating to Our Business and Structure — We may face increasing competition for investment opportunities.”

Staffing

We do not currently have any employees.  Our day-to-day investment operations will be managed by our investment adviser, whose investment team currently consists of C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, Paul Koslosky, and Christine Simpson.  Our investment adviser may hire additional investment professionals, based upon its needs, subsequent to the completion of this offering. See “Investment Advisory Agreement.”

In addition, we will reimburse our Manager for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our Chief Financial Officer, Chief Compliance Officer, and any administrative support staff. See “Administration Agreement.”

Properties

Our executive offices are located at 1640 School Street, Moraga, California 94556, and are provided by our Manager in accordance with the terms of the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None of us, our investment adviser or our Manager, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator. From time to time, we, our investment adviser or our Manager, may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of [_____ __], 2012 for each portfolio company included in the Legacy Portfolio. The general terms of our expected debt and equity investments are described in “Business — Investments.” Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment. We will not “control” and will not be an “affiliate” of any of these portfolio companies, each as defined in the 1940 Act, after completion of the Legacy Portfolio Acquisition. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its voting securities.

[Missing Graphic Reference]	[Missing Graphic Reference]	[Missing Graphic Reference]	[Missing Graphic Reference]	[Missing Graphic Reference]	[Missing Graphic Reference]	[Missing Graphic Reference]
Name and Address of Portfolio Company	Nature of Business	Type of Investment	Interest (1)	Maturity	% of Class Held	Fair Value

Total	$

Recent Developments

[Describe, if any.]

Portfolio Company Descriptions

Set forth below is a brief description of each  of the ten largest portfolio securities, as of [________ __], 2012.

Hotel Durant, LLC – _________________ %

Hotel Durant, LLC was formed in 1981 to own the Hotel Durant, but in 2007 the partnership executed a 1031 exchange by selling the hotel property and purchasing four commercial properties in its place.  Three of the four properties are located in Georgia while the final property is located in Florida.  All of the properties were built between 2003 and 2007.  Three of the four properties are single tenant properties leased to Best Buy, Fedex, and Tire Centers, all with leases extending until 2015 or 2017.  Recently, the general partner negotiated an [expansion loan to Federal Express] in order to expand its distribution center in Savannah, Georgia. In return, the partnership will receive an extension on the lease for 10 years and repayment of the loan through increased rental rates.  The partnership has approximately $11 million in debt due in 2016. Based on our analysis, the properties are approximately 47% leveraged.  It is expected that the properties will be refinanced in late 2015.  The unit in Hotel Durant, LLC was purchased for $250,000, which represents a discount of 38% to its estimated net asset value of approximately $406,000.  In addition, Hotel Durant, LLC is paying distributions at an annualized rate of 11% on its purchase price.

CommonWealth REIT —________________ %

CommonWealth is an office and industrial REIT. As of year-end, CommonWealth owned 481 properties at a total cost of $7.2 billion. CommonWealth generated funds from operations of over $3.00 per share in 2011, and pays a dividend of $2.00 annually. CommonWealth pays quarterly dividends producing an annualized yield of ______% on our cost basis. We now own ___________ shares of CommonWealth at an average cost of __________

Skybridge Resorts, LLC Loans —_______________ %

We own part of a $1.15 million first mortgage and an $800,000 second mortgage secured by approximately 1,640 acres in Hot Springs, Arkansas. The property was appraised in 2011 for $2.04 million. The loans went into default in 2008, and the borrower filed for bankruptcy protection in 2009. The borrower has recently stopped contesting our foreclosure, so we anticipate being able to complete the foreclosure process by the end of 2012. We will then consider listing the property for sale, which we believe would generate sufficient proceeds to pay off the face value of the loans, although probably not the accrued interest. We are also considering logging the property to generate current income prior to a sale.

Post Street Renaissance Partners — Class D Units — _______________%

The partnership owns the Prescott Hotel and Postrio Restaurant in San Francisco, California. Post Street experienced some struggles in 2010, failing to get a loan re-modification after having stopped making its debt service payments. With that said, during the latter part of 2010, the partnership, in co-operation with MCM Advisers, initiated a new Class offering (“Class D Units”) to raise capital for the partnership to avoid a foreclosure on the property by the lender. With the new capital raised, approximately $3 million, the partnership prevented the foreclosure by making past-due loan payments, and any remaining proceeds were to be held in reserve for the sole purpose of servicing any additional obligations under the loan.

Along with the new offering, there were changes to the original limited partnership agreement which now provides for a different allocation of profits and distributions. Class D unit holders are first priority until they receive their original capital contribution plus a 12% cumulative non-compounded return. Then, 1% of distributions are made to the general partner and 99% to the Class A limited partners, until such time as they have received distributions of profit in the aggregate amount of $3 million. Lastly, if there are remaining proceeds, profits would be distributed 80% percent to Class D unit holders and 20% to the holders of the remaining classes of partnership units. Thus, by providing the necessary capital, we helped the partnership avoid losing the property, in exchange for which it has received a priority return plus the vast majority of any equity over the 2010 depressed value.

The partnership’s business is dependent on tourism and business conditions in the greater San Francisco Bay Area. The general partner believes that any risk arising from this is lessened by the fact that it’s the largest market on the West Coast and that its property is centrally located. The latest reported occupancy rate for the hotel was _____% during the fourth quarter of 2011 with an average daily rate of $_________, which was % higher than the previous year.  In addition, with a new restaurant operating model, gross revenues have increased while operating expenses have decreased and Post Street’s Postrio Restaurant should be able to achieve profitability again in the very near future.

Lemon Creek Properties Notes — _______________ %

We own a $_________ promissory note issued by Lemon Creek Properties. Lemon Creek Properties, which is managed by an Affiliate of MCM Advisers, is a small private REIT that owns three properties, two of which are unencumbered. The notes carried interest at 4% the first year, 7% the second year, and will begin accruing interest at 10% during the fourth quarter of this year. LCP has agreed to repay the Notes upon the earlier of a sale or refinancing of its Old Orchard shopping center in Los Angeles. LCP is actively soliciting lenders in an effort to refinance the property, and we expect the majority of the principal amount of the Notes will be repaid prior to the end of 2012. If the refinancing proceeds are insufficient to repay 100% of the principal amount of the Notes plus accrued interest, we will continue to own a stub that we believe LCP will be able to service and repay timely.

Coastal Realty Business Trust — Series Q

Coastal Realty Business Trust — Series Q participated in the recapitalization of Post Street Renaissance Partners Series D, discussed above. Each unit of CRBT Series Q is economically equivalent to one unit of Post Street Renaissance Partners Series D.

Consolidated Capital Institutional Properties 3 — ______________ %

CCIP 3 sold its Sienna Bay Apartments in St. Petersburg, Florida for $16.85 million during 2010 and paid distributions totaling $4.95 per unit. The partnership now owns three apartment buildings with average occupancies over 97% as of December 31, 2010. Furthermore, net operating income increased over 15% from 2009.

During the second quarter of 2011, the partnership agreed to sell the Lamplighter Park complex in Bellevue, Washington for $25.1 million.

Associated Estates Realty Corporation — _______________ %

Associated Estates is a publicly traded REIT, trading under the ticker symbol “AEC”. As of September 30, 2011 Associated Estates owns 52 apartment buildings throughout the United States and manages one, for a total of 13,684 apartment units in the portfolio. Occupancy was 95% at September 30, 2011. Associated Estates generated FFO of approximately $1.00 share in 2011, and pays a dividend of $0.68 per year. We own _______________ shares at an average cost of $_______________ per share.

Maxus Realty Trust, Inc. — _________________ %

Maxus is a private REIT focused on multifamily properties, mostly located in Missouri. At September 30, 2011 Maxus owned 13 properties. Maxus does not currently pay a dividend, but through nine months it created funds from operations at an annualized rate of approximately $3.00 per share, and we believe its Net Asset Value could be over $20 per share. We own _________ shares at an average cost of $____________ per share.

Del Taco Restaurant Properties I — _________________] %

Del Taco is a publicly held, non-traded partnership formed in 1983 to own and lease restaurant properties. The partnership’s six Del Taco Restaurant properties increased its revenue and operating income in 2011 from 2010. The properties are located in the Los Angeles area and are debt-free which allowed the partnership to distribute its cash flow to its investors. The most recent quarterly distribution was paid at an annualized rate of $76.32 per unit, providing an annualized distribution rate of __________% on our cost.

Agree Realty Corporation

Agree Realty is a publicly traded REIT, trading under the ticker symbol “ADC”. Agree primarily owns and operates retail properties throughout the United States. As of September 30, 2012, Agree owned 85 properties with a combined 3.8 million square feet that was 91% leased. For the nine months ended September 30 2012 Agree generated FFO at an annualized rate of $1.57, and most recently paid a dividend at an annualized rate of $1.40. We own _______ shares at an average cost of $___________.

Portfolio Composition

Set forth below is a list of the sectors that comprised the Legacy Portfolio as of [________ __], 2012 in each case calculated as a percentage of the total Legacy Portfolio investments as of such date.

Targeted Industries	Fair Value		% of Total Investments (at fair value)
Residential	$	[__]	[__]	%
Industrial				%
Retail				%
Office				%
[add as appropriate]				%
	$	[__]	100.00%

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of 3 members, 2 of whom are not “interested persons” of MacKenzie Realty Capital, Inc. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our Independent Directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an audit committee and a nominating and corporate governance committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Director
C.E. “Pat” Patterson	71	Chairman of the Board of Directors	2012	2015
Independent Directors
Tim Dozois	50	Director	2012	2014
Tom Frame	69	Director	2012	2013

The address for each of our directors is 1640 School Street, Moraga, California 94556.

Executive Officers Who Are Not Directors

Name	Age	Position
Robert Dixon	41	Chief Executive Officer and President
Paul Koslosky	50	Chief Financial Officer and Treasurer
Glen Fuller	39	Chief Operating Officer
Chip Patterson	41	General Counsel and Secretary
Jeri Bluth	37	Chief Compliance Officer

The address for each of our executive officers is 1640 School Street, Moraga, California 94556.

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and Independent Directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Director

C.E. “Pat” Patterson.  Mr. Patterson is co-founder and president of the Manager and the Adviser, and a director of their general partner, and a beneficial owner of all three companies.

Mr. Patterson, age 71, has spent his entire business career in the financial services industry.  In 1965, following his graduation from the University of Oregon with a Bachelor of Science degree, he was selected as a junior executive trainee by Merrill Lynch, Pierce, Fenner and Smith, Inc.  This intensive two-year training program was conducted in New York and included “on-the-floor” experience on all the major stock and commodity trading floors in the U.S. and Europe as well as a one-year position in Securities Research.  Subsequently assigned to Merrill’s Oakland, California office, Mr. Patterson had responsibility as an account executive for individual investors through 1971.

In 1971, Mr. Patterson joined Eastman Dillon, Union Securities, Inc. with responsibility for Institutional Accounts in San Francisco and Hawaii.  Upon the merger of Blyth & Co. with Eastman Dillon, Mr. Patterson was appointed assistant manager and then resident manager of the firm’s Oakland office.  He became a vice president of the firm in 1975.  During the years 1976 to 1981, Mr. Patterson was associated with Smith Barney, Harris Upham, Inc. as a vice president, sales; Merrill Lynch, Pierce, Fenner and Smith, Inc. as a senior account executive; and Paine Webber, Jackson & Curtis as an account vice president.  During this period his primary responsibility was the counseling of individual clients, but he also was responsible for research and marketing of specialized financial products.

In 1981, Mr. Patterson founded Patterson Financial Services, Inc. (now MCM Advisers, LP) with Berniece A. Patterson as a financial planning firm.  He founded Patterson Real Estate Services, a licensed California Real Estate Broker, in 1982.  As president of MCM Advisers, LP, Mr. Patterson is responsible for all investment counseling activities.  He supervises the analysis of investment opportunities for the clients of the firm.  In 1988, Mr. Patterson co-founded the predecessor of the Manager.  The Manager acts as the general partner and Manager to a number of prior investment funds.  Mr. Patterson is the president of the Manager.

Mr. Patterson is a former Certified Financial Planner, has completed the College of Financial Planning’s Due Diligence course, and is a past member of both the Institute of Certified Financial Planners and the International Association for Financial Planning

Independent Directors

Tim Dozois.  Mr. Dozois, age 50, is the Vice President and Corporate Counsel for Pendrell Corporation, a NASDAQ publicly traded company specializing in intellectual property solutions. He has 21 years of experience supporting leading corporations in securities law compliance, mergers, acquisitions, and real estate acquisition, financing, and management. Most recently, Mr. Dozois has been a partner with Zupancic Rathbone Law Group, Inc., a firm that specializes in structured financing with a particular emphasis on the acquisition, financing and management of troubled real property assets. For 15 years, Mr. Dozois served as an equity partner of Davis Wright Tremaine LLP, a Seattle-based law firm of approximately 500 lawyers.

Mr. Dozois is a member of the American Bar Association and the Oregon State Bar Association - Securities Section. He received his B.S. in Financial Management from Oregon State University and his J.D from the University of Oregon School of Law, where he was Order of the Coif.

Tom Frame.  Mr. Frame, age 69, was a co-founder of TransCentury Property Management and solely founded Paradigm Investment Corporation.  TransCentury began in 1973 and has syndicated and managed over 10,000 residential units. During the last 35 years, Mr. Frame has been a principal in the acquisition, financing, restoration, and sale of over $500,000,000 in residential and commercial real estate.  Paradigm was founded in 1986 to sponsor and manage private, closed end "mutual funds."  Paradigm managed a portfolio of over $7,000,000 in limited partnership securities.  The last of the funds successfully liquidated in 2000.

Mr. Frame received a BA and BS degree from the University of Kansas in Physics and Mathematics, a Juris Doctor degree from the San Francisco Law School, and a MBA with honors from Pepperdine University.  Mr. Frame is currently managing his own investments which include residential units, commercial property, and a portfolio of securities.

Executive Officers Who Are Not Directors

Glen W. Fuller.  Mr. Fuller, age 39, is senior vice president and secretary of the Manager and the Adviser, and a director of their general partner, and a beneficial owner of all three companies.  Mr. Fuller is Berniece Patterson’s son and C.E. Patterson’s stepson.

Prior to becoming senior vice president of the Manager, he was with the Manager for two years as a portfolio manager and research analyst.  Prior to joining the Manager, Mr. Fuller spent two years running the over the counter trading desk for North Coast Securities Corp. (previously Morgan Fuller Capital Group) with responsibility for both the proprietary and retail trading desks.  Mr. Fuller was also the registered options principal and registered municipal bond principal for North Coast Securities Corp., a registered broker-dealer. Mr. Fuller previously held his NASD Series 7, general securities registration.  Mr. Fuller has a Bachelor of Arts in Management.  Mr. Fuller has also spent time working on the floor of the New York Stock Exchange as a trading clerk and on the floor of the Pacific Stock Exchange in San Francisco as an assistant specialist for LIT America.

Chip Patterson.  Chip Patterson, age 41, is senior vice president and general counsel of the Manager and the Adviser, and a director of their general partner, and a beneficial owner of all three companies.  Chip Patterson is C.E. Patterson’s son and Berniece Patterson’s stepson.

Chip Patterson graduated magna cum laude from the University of Michigan Law School with a Juris Doctor Degree and with high distinction and Phi Beta Kappa from the University of California at Berkeley with a Bachelor of Arts Degree in Political Science.  Prior to joining the Manager in July 2003, he was a securities and corporate finance attorney with the national law firm of Davis Wright Tremaine LLP.  Prior to law school, Chip Patterson taught physics, chemistry, and math at the high school level for three years.  He also has prior experience in sales, retail, and banking, and is a licensed California Real Estate Broker.

Robert E. Dixon.  Robert E. Dixon, age 41, is senior vice president and co-chief investment officer of the Manager and the Adviser, and a director of their general partner, and a beneficial owner of all three companies.  Mr. Dixon is C.E. and Berniece Patterson’s son-in-law.

Robert Dixon served as an officer and director of Sutter Holding Company, Inc. from March 2002 until 2005.  Mr. Dixon founded Sutter Capital Management, LLC, an investment management firm, in 1998 and sold it in 2005 to MCM Advisers, Inc.  Mr. Dixon has been president of Sutter Capital Management since its founding.  Mr. Dixon received his Master of Business Administration degree from Cornell University in 1998 and became a Chartered Financial Analyst in 1996.  From October 1994 to June 1996 he worked for MacKenzie Patterson, Inc. as a securities research analyst.  He worked for Lehman Brothers, Inc. in equity sales and trading during 1993 and 1994.  Mr. Dixon received his bachelor’s degree in economics from the University of California at Los Angeles in 1992.

Paul F. Koslosky.  Mr. Koslosky, age 50, is the Chief Financial Officer and treasurer for the Manager and the Adviser.  He owns a beneficial interest in each the Manager, the Adviser, and their general partner.  He is responsible for accounting and reporting for the Manager, the funds it manages, and other related business interests.

Mr. Koslosky graduated from California State University, Hayward in 1983 with a Bachelor of Science degree in Business Administration.  He spent five years with Zellerbach Paper Company, a billion-dollar paper distributor, as staff accountant and, eventually, financial reporting manager.  Prior to joining the Manager in 1997, he worked for Doric Development, an Alameda, California real estate developer with numerous related business interests.  At Doric he served as accounting manager responsible for the accounting and reporting for commercial development and construction.  He served as controller from 1995 to 1997 responsible for accounting, reporting, cash management, and human resources for Doric and its related companies.

Jeri R. Bluth. Ms. Bluth, age 37, is the Chief Compliance Officer for the Manager and the Adviser.  She owns a beneficial interest in each the Manager and the Adviser.  Mrs. Bluth oversees compliance for all the Funds advised by the Adviser, and she will oversee the Company’s compliance with its Code of Ethics, Bylaws, Charter, and applicable rules and regulations.

Mrs. Bluth began her career with MacKenzie Patterson Fuller, Inc. in July of 1996 in the Investor Services Department. During

Mrs. Bluth’s career with the Manager, she graduated from St. Mary’s College of California in June 2001, with a Bachelor of Arts degree in Business Management.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and our stockholders best interests at such times.

Presently, C.E. Patterson serves as the chairman of our Board of Directors. C.E. Patterson is an “interested person” of MRC as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is the manager and managing member of our investment adviser and administrator, respectively. We believe that C.E. Patterson’s history with the Legacy Funds, familiarity with our investment platform, and extensive knowledge of the real estate industry and the investment valuation process in particular qualify him to serve as the chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as C.E. Patterson’s relationship with our investment adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (1) its two standing committees, which report to the entire Board of Directors and are comprised solely of Independent Directors, and (2) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee and the nominating and corporate governance committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, our valuation process, and audits of our financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board of Directors will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and those of our service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of our compliance policies and procedures and those of our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the Independent Directors at least once each year.

We believe that our board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

An audit committee and a nominating and corporate governance committee have been established by our Board of Directors. All directors are expected to attend at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements. The audit committee is currently composed of Messrs. Dozois and Frame, all of whom are not “interested persons” of ours as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Dozois serves as chairman of the audit committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our Board of Directors. The members of the nominating and corporate governance committee are Messrs. Dozois and Frame, both of whom are not “interested persons” of MacKenzie Realty as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Frame serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, our operations, and our stockholders. In considering possible candidates for election as a director, the nominating committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to our affairs;

•	are able to work with the other members of the Board of Directors and contribute to our success;

•	can represent the long-term interests of our stockholders as a whole; and

•	are selected such that the Board of Directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a Board of Directors that best serves our needs and the interests of our stockholders.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Compensation of Directors

Our Independent Directors receive an annual fee of $20,000. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting in person and $500 for each telephonic meeting, and also receive $500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $1,000 and each chairman of any other committee receives an annual fee of $1,000 for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are “interested persons” as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from us.  However, all of the executive officers, through their indirect financial interest in our investment adviser, will be entitled to a portion of any investment advisory fees paid by us to our investment adviser under the Investment Advisory Agreement. The Investment Advisory Agreement will be reapproved within two years of its effective date, and thereafter on an annual basis, by our Board of Directors, including a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. See “Investment Advisory Agreement.”

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, MCM Advisers, and its investment committee, which will initially be composed of C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, Paul Koslosky, and Christine Simpson.  For more information regarding the business experience of the investment committee, see “Management — Board of Directors and Executive Officers.” MCM Advisers’ investment committee must approve each new investment that we make.  The members of the investment committee are not employed by us. None of our common stock will be beneficially owned by the members of the investment committee.

Compensation

None of the members of MCM Advisers’ investment committee will receive any direct compensation from us in connection with the management of our portfolio. However, through their financial interest in MCM Advisers, they will be entitled to a portion of any profits earned by MCM Advisers, which includes any fees payable to MCM Advisers under the terms of our Investment Advisory Agreement, less expenses incurred by MCM Advisers in performing its services under our Investment Advisory Agreement. The compensation paid by MCM Advisers to its other investment personnel will include: (i) annual base salary; (ii) annual cash bonus; and (iii) participation in the profits of MCM and its affiliates through equity ownership.

INVESTMENT ADVISORY AGREEMENT

Management Services

MCM Advisers serves as our investment adviser. Our investment adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, our investment adviser manages our day-to-day operations and provides us investment advisory and management services.  Under the terms of our Investment Advisory Agreement, MCM Advisers:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	provides us with other investment advisory, research and related services as we may from time to time require.

MCM Advisers’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

Pursuant to the Investment Advisory Agreement, we have agreed to pay our investment adviser a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate as a percentage of our invested funds (shares issued multiplied by the price at which such shares are issued, and including any borrowed funds), less assets held as cash or in cash equivalents (“Managed Funds”). The base management fee will be equal to three percent of the first $20 million of our Managed Funds, two percent of the next $80 million of our Managed Funds, and one and one half percent of our Managed Funds in excess of $100 million. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated quarterly on the last day of each calendar quarter and paid quarterly in arrears within fifteen days of the end of each calendar quarter.  The base management fee for any partial quarter will be appropriately pro-rated.

The incentive fee has two parts, the income fee and the capital gains fee.  The income fee is calculated and payable quarterly in arrears based on our preliminary net investment income for the immediately preceding calendar quarter. For this purpose, preliminary net investment income means interest income, dividend income and any other income (including accrued income that the Company has not yet received in cash, any fees such as commitment, origination, syndication, structuring, diligence, monitoring and consulting fees or other fees that we receive from portfolio companies) received or accrued during the calendar quarter, with such amount then reduced:  (i) to the extent that any distribution or dividend from a portfolio company that (A) has been made as a result of such company’s disposition of a specified asset, and (B) results in the fair value of the investment in such portfolio company (as approved by our Board) falling to less than 110% of the carrying cost of that portfolio company, is applied against the carrying cost of the portfolio company, and (ii) by our accrued or paid operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to MacKenzie Capital Management, any interest expense, any tax expense, and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Preliminary net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Preliminary net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Preliminary fee net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the base management fee.  Twenty percent of the amount of our preliminary net investment income, if any, in any calendar quarter is payable to MCM Advisers.

You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in a substantial increase in the amount of the income fee payable to our investment adviser as a result of preliminary net investment income.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the 2012 calendar year, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses, and less any unrealized capital depreciation at the end of such calendar year, and also less the aggregate amount of any previously paid capital gains fee. The capital gains fee determined as of December 31, 2012 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of MacKenzie Realty.

Examples of Incentive Fee Calculation

Example 1: Income Fee Portion of Incentive Fee * :

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 10.0%
Qualifying distributions applied against carrying cost = 1.0%
Base management fee = 3.0%
Other expenses (legal, accounting, transfer agent, etc.) (1) = 1.0%
Preliminary net investment income
    (investment income – (management fee + other expenses)) = 5.0%
Income fee = 1.0% (or 20% of 5.0%)

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 16.0%
Qualifying distributions applied against carrying cost = 7.0%
Base management fee =3.0%
Other expenses (legal, accounting, transfer agent, etc.) (1) = 1.0%
Preliminary net investment income
    (investment income – (management fee + other expenses)) = 5.0%
Income fee = 1.0% (or 20% of 5.0%)

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 6.0%
Qualifying distributions applied against carrying cost = 1.0%
Base management fee = 3.0%
Other expenses (legal, accounting, transfer agent, etc.) (1) = 1.0%
Preliminary net investment income
    (investment income – (management fee + other expenses)) = 1.0%
Income fee = .2% (or 20% of 1%)

*	The hypothetical amount of preliminary net investment income shown is based on a percentage of total net assets.

(1)	Excludes organizational and offering expenses.

Example 2: Capital Gains Fee Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $2 million investment made in Company A (“Investment A”), and $3 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $5 million and fair market value (“FMV”) of Investment B determined to be $3.2 million

•	Year 3: FMV of Investment B determined to be $2.5 million

•	Year 4: Investment B sold for $3.1 million

The capital gains fee portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains fee of $600,000 ($3 million realized capital gains on sale of Investment A multiplied by 20%)

•	Year 3: None

•	Year 4: Capital gains fee of $20,000 ($3.1 million cumulative realized capital gains multiplied by 20% or $620,000) less $600,000 (capital gains fee taken in Year 2)

Alternative 2:

Assumptions

•	Year 1: $2 million investment made in Company A (“Investment A”), $3 million investment made in Company B (“Investment B”) and $2.5 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $5.0 million, FMV of Investment B determined to be $2.5 million and FMV of Investment C determined to be $2.5 million

•	Year 3: FMV of Investment B determined to be $2.7 million and Investment C sold for $3.0 million

•	Year 4: FMV of Investment B determined to be $3.5 million

•	Year 5: Investment B sold for $2.0 million

The capital gains fee portion of the incentive fee would be:

•	Year 1: None

•	Year 2: $500,000 capital gains incentive fee (20% multiplied by $2.5 million ($3.0 million realized capital gains on Investment A less $500,000 unrealized capital depreciation on Investment B))

•
Year 3: $40,000 capital gains incentive fee (20% multiplied by $200,000 ($3.5 million cumulative realized capital gains less $300,000 unrealized capital depreciation)) less $500,000 capital gains fee received in Year 2)

•	Year 4: None

•
Year 5: None (20% multiplied by $2.5 million (cumulative realized capital gains of $3.5 million less realized capital losses of $1.0 million)) less $1.54 million cumulative capital gains fee paid in Year 2 and Year 3)

Payment of Our Expenses

The investment team of our investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our investment adviser. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and this offering;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our shares and other securities;

•	interest payable on debt, if any, to finance our investments;

•
fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and third-party advisory fees;

•	transfer agent and safekeeping fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees in the future;

•	federal, state and local taxes;

•	Independent Directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•
all other expenses incurred by either our Manager or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by our Manager in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer and our Chief Financial Officer and any administrative support staff.

Duration and Termination

The Investment Advisory Agreement was initially approved by the Board of Directors of MacKenzie Realty on [_______ __], 2012. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was approved by our Board of Directors and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by a majority of Independent Directors, or MCM Advisers, without penalty upon not more than 60 days’ written notice to the other party.  See “Risk Factors — Risks Relating to Our Business and Structure — Our investment adviser can resign on 60 days’ notice.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services under the Investment Advisory Agreement or otherwise as our investment adviser.

Organization of the Investment Adviser

Our investment adviser is a California limited partnership, and its principal executive offices are located at 1640 School Street, Moraga, California 94556.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our board of director’s approval of our Investment Advisory Agreement will be included in our first annual report on Form 10-K filed subsequent to completion of this offering, or incorporated by reference therein.

ADMINISTRATION AGREEMENT

MacKenzie Capital Management, a California limited partnership, serves as our manager and administrator. The principal executive offices of our Manager are located at 1640 School Street, Moraga, California 94556. Pursuant to an Administration Agreement, our Manager furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, our Manager also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, our Manager assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Manager’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our Chief Financial Officer and our allocable portion of the compensation of any administrative support staff. All such allocations will be determined by the Independent Directors.  Under the Administration Agreement, our Manager will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Our Manager will also provide administrative services to our investment adviser.  As a result, our investment adviser will also reimburse our Manager for its allocable portion of our Manager’s overhead, including rent, the fees and expenses associated with performing compliance functions for our investment adviser, and its allocable portion of the compensation of any administrative support staff. To the extent our investment adviser or any of its affiliates manage other investment vehicles in the future, no portion of any administrative services provided by our Manager to such other investment vehicles will be charged to us.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Manager and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Manager’s services under the Administration Agreement or otherwise as our administrator.

LICENSE AGREEMENT

We have entered into a license agreement with our investment adviser pursuant to which our investment adviser has agreed to grant us a non-exclusive, royalty-free license to use the name “MacKenzie.” Under this agreement, we have a right to use the MacKenzie name for so long as the Investment Advisory Agreement with our investment adviser is in effect. Other than with respect to this limited license, we will have no legal right to the “MacKenzie” name.

SUBSCRIPTION AGREEMENTS

Each prospective investor will complete and sign a written subscription agreement, making certain factual representations, including the following:

a.	The prospective investor meets the minimum income and net worth standards established for MRC.

b.	The prospective investor is purchasing the shares for his or her own account.

c.	The prospective investor has received a copy of this prospectus.

d.	The prospective investor acknowledges that the shares are not liquid.

The prospective investor must separately sign or initial each representation made in the subscription agreement.  Except in the case of fiduciary accounts, the prospective investor may not grant any person a power of attorney to make such representations on his or her behalf.

The Manager or any person selling shares on behalf of MRC may not complete a sale of shares to a prospective investor until at least five (5) business days after the date the prospective investor receives a final prospectus.  Each prospective investor will receive a confirmation of his or her purchase.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory Agreement with our investment adviser, which is owned by MPF Founders LP, MPF Principals LP, and MPF Successors LP.  Our investment adviser manages [__] private funds, and it and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. Our investment adviser and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, our investment adviser or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with our investment adviser’s allocation procedures.

As consideration for our acquisition of the Legacy Portfolio, an aggregate of approximately [___] shares of our common stock will be distributed to the Legacy Funds. For information on the ownership of our shares, see “Control Persons and Principal Stockholders.”

Sales and Leases to MRC

MRC shall not purchase property from the Manager, MCM Advisers, a director, or any affiliate thereof, except as permitted by the 1940 Act.  In no event shall the cost of such asset to MRC exceed its current appraised value.

Sales and Leases to the Manager, MCM Advisers, Directors or Affiliates

The Manager, MCM Advisers, a director or any affiliate thereof shall not acquire assets from MRC, except as permitted by the 1940 Act.

Loans

No loans may be made by MRC to the Manager, MCM Advisers, a director or any affiliate thereof, except as permitted by the 1940 Act or to wholly owned subsidiaries of MRC.  MRC may not borrow money from the Manger, MCM Advisers, a director, or any affiliate thereof, except as permitted by the 1940 Act.

Investments

MRC shall not invest in joint ventures with the Manager, MCM Advisers, a director, or any affiliate thereof, except as permitted by the 1940 Act.

Other Transactions

There will be no other transactions between MRC and the Manager, MCM Advisers, a director, or any affiliate thereof, except as permitted by the 1940 Act.

Other Limitations

MRC will not engage in the following acts:

1.	Invest more than 10% of its total assets in unimproved real property or mortgage loans on unimproved real property.

2.
Invest in commodities or commodity future contracts.  Such limitation is not intended to apply to future contracts, when used solely for hedging purposes in connection with MRC’s ordinary business of investing in real estate assets and mortgages.

3.
Invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property, except for those loans insured or guaranteed by a government or government agency.  In cases in which a majority of Independent Directors so determine, such an appraisal must be obtained from an independent expert concerning the underlying property, shall be maintained in MRC’s records for at least five (5) years, and shall be available for inspection and duplication by a stockholder.  In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title will be obtained.  Further, MCM Advisers and the Board of Directors will observe the following policies in connection with investing in or making mortgage loans:

a.	MRC shall not invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

b.
MRC shall not make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of MRC, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria.  For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of MRC,” shall include all interests (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds 5% per annum of the principal balance of the loan.

c.	MRC will not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of MCM Advisers, the directors, the Manager or any affiliate of MRC.

4.	Issue redeemable equity securities.

5.	Issue debt securities, except as permitted by the 1940 Act.

6.	Issue options or warrants to purchase its shares, except as permitted by the 1940 Act.

7.	Issue its shares on a deferred payment basis or other similar arrangement.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of the Legacy Portfolio Acquisition and this offering, we will have 36,000 shares of common stock outstanding and nine stockholders of record, the Legacy Funds, each of which purchased 4,000 shares at $10 per Share in February 2012. At that time, we will not have any other shares of common stock outstanding. The following table sets forth certain ownership information for our common stock for those persons who, directly or indirectly, own, control or hold with the power to vote, 5% or more of our common stock, and all officers and directors as a group.

		MacKenzie Realty Capital, Inc.
		Immediately Prior to the Legacy Portfolio Acquisition (1)		Immediately After the Legacy Portfolio Acquisition and Prior to This Offering (2)		Immediately After This Offering (3)
Name	Type of Ownership	Shares Owned	Percentage	Shares Owned	Percentage	Shares Owned	Percentage
MP Income Fund 16, LLC	Direct	4000	—		%		%
MP Income Fund 18, LLC	Direct	4000	—		%		%
MP Income Fund 19, LLC	Direct	4000	—		%		%
MP Value Fund 5, LLC	Direct	4000	—		%		%
MP Value Fund 7, LLC	Direct	4000	—		%		%
MP Value Fund 8, LLC	Direct	4000	—		%		%
MPF Flagship Fund 9, LLC	Direct	4000			%		%
MP Income Fund 20, LLC	Direct	4000			%		%
MacKenzie Patterson Special Fund 6, LLC	Direct	4000	—		%		%
All officers and directors as a group (6 persons) (6)	Direct and Indirect	0	0.00%		%		%

*	Represents less than 1%

(1)	Reflects shares outstanding prior to completion of the Legacy Portfolio Acquisition and this offering.

(2)	Assumes the issuance of approximately [___] shares of common stock to the Legacy Funds in connection with the Legacy Portfolio Acquisition.

(3)	Assumes the issuance of [________] Shares of common stock offered hereby, with no purchase by any then existing stockholder.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors immediately after this offering.

Name of Director	Dollar Range of Equity Securities in MacKenzie Realty (1)
Interested Director
C.E. “Pat” Patterson	0
Independent Directors
Tim Dozois	0
Tom Frame	0

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A business development company provides stockholders the potential ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we will generally be required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. We have obtained stockholder approval to sell shares in this offering at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value.  The subscription agreement to be completed by each investor in this offering includes their similar approval, until the next annual meeting of stockholders, of subsequent sales in this offering at a price, after dedeuction of selling commissions and dealer manager fees, tht is below net asset value.  In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we will generally be limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a business development company, we will be subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s gross assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)
is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.
is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having gross assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

(2)	Securities of any eligible portfolio company which we control.

(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a REIT for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Code of Ethics

We and our investment adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally permits investments by our employees in securities that may be purchased or held by us only with pre-approved by our Chief Compliance Officer. You may read and copy these codes of ethics at our offices. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Jeri Bluth currently serves as our Chief Compliance Officer.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting and must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

•
pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser. The Proxy Voting Policies and Procedures of our investment adviser are set forth below. The guidelines will be reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to our investment adviser.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.  Our Board of Directors and MCM Advisors are fiduciaries of MRC and of the stockholders of MRC.  The directors also have a fiduciary duty to the stockholders of MRC to supervise the relationship of MRC with MCM Advisers.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our manager any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: MCM Advisers, LP, 1640 School Street, Moraga, California 94556.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

DETERMINATION OF NET ASSET VALUE

We will determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our gross assets.

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price [as of the closing price] on the day of valuation. We may also use published secondary market trading information for securities that do not trade on a national market in order to value assets. When doing so, we determine whether the trading price obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the trading price obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; and (iii) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate and necessary, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments;

•	the portfolio company’s earnings and discounted cash flow;

•	the markets in which the issuer does business; and

•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

After our initial closing, we will sell our shares on a continuous basis at a current offering price of $10 per share; however, to the extent that our net asset value increases, we may supplement this prospectus and sell our shares at a higher price to limit the circumstances under which shares are sold at a price per share that, after deduction of selling commissions and dealer manager fees, is below our net asset value per share.  In connection with each closing date of shares of our common stock offered pursuant to this prospectus, the Board of Directors or a committee thereof is required within 48 hours of the time that each closing and sale is made to make the determination whether we are selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share. Our Board of Directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•
our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•
the magnitude of the difference between (i) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our Board of Directors or a committee thereof whether we are selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying us or our plan administrator, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use newly issued shares to implement the plan.  The number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by a price equal to 95% of the price that our shares are sold in the offering at the closing immediately following the distribution date.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We reserve the right to amend, suspend or terminate the dividend reinvestment plan.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at _______________.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of material federal income tax considerations affecting us and our security holders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to security holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets.

A “U.S. person” generally is a beneficial owner of our securities that is, for U.S. federal income tax purposes, any one of the following:

•	a citizen or resident of the United States;

•	a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust subject to the supervision of a court within the United States and the control of a United States person.

A “Non-U.S. holder” is a beneficial owner of our securities that is not a U.S. person.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our securities, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. A prospective security holder that is a partnership holding our securities or a partner of such a partnership should consult his, her or its own tax adviser with respect to the purchase, ownership and disposition of our securities.

Tax matters are very complicated and the tax consequences to a U.S. person or a Non-U.S. person of an investment in our securities will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any possible changes in the tax laws.

Husch Blackwell LLP has provided an opinion to the effect that this discussion, to the extent that it contains descriptions of applicable Federal income tax law, is correct in all material respects and fairly summarizes the Federal income tax laws referred to herein.  This opinion is filed as an exhibit to the registration statement of which this prospectus is a part.  This opinion, however, does not purport to address the actual tax consequences of the purchase, ownership and disposition of our securities to any particular holder.  The opinion, and the information in this section, is based on the Code, current, temporary and proposed Treasury Regulations, the legislative history of the Code, current administrative interpretations and practices of the Internal Revenue Service, and court decisions.  The reference to Internal Revenue Service interpretations and practices includes Internal Revenue Service practices and policies as endorsed in private letter rulings, which are not binding on the Internal Revenue Service except with respect to the taxpayer that receives the ruling.  In each case, these sources are relied upon as they exist on the date of this prospectus.  No assurance can be given that future legislation, regulations, administrative interpretations and court decisions will not significantly change current law, or adversely affect existing interpretations of existing law, on which the opinion and the information in this section are based.  Any change of this kind could apply retroactively to transactions preceding the date of the change.  Moreover, opinions of counsel merely represent counsel’s best judgment with respect to the probable outcome on the merits and are not binding on the Internal Revenue Service or the courts.  Accordingly, even if there is no change in applicable law, no assurance can be provided that such opinion, or the statements made in the following discussion, will not be challenged by the Internal Revenue Service or will be sustained by a court if so challenged.

Potential Election to Be Treated as a REIT

We currently expect to elect to be treated as a REIT for federal income tax purposes. The remainder of this section discusses U.S. Federal income tax consequences to the Company and to our stockholders assuming the Company elects to be a REIT.

If we qualify for taxation as a REIT, we generally will not be subject to Federal corporate income taxes on net income that we currently distribute to stockholders.  This treatment substantially eliminates the “double taxation” (at the corporate and security holder levels) that generally results from investment in a corporation.

Notwithstanding a REIT election, however, we will be subject to Federal income tax in the following circumstances.  First, we will be taxed at regular corporate rates on any undistributed taxable income, including undistributed net capital gains, provided, however, that properly designated undistributed capital gains will effectively avoid taxation at the shareholder level.  Second, under certain circumstances, we may be subject to the “alternative minimum tax” on any items of tax preference and alternative minimum tax adjustments.   Third, if we have (i) net income from the sale or other disposition of “foreclosure property” (which is, in general, property acquired by foreclosure or otherwise on default of a loan secured by the property) that is held primarily for sale to customers in the ordinary course of business or (ii) other nonqualifying income from foreclosure property, we will be subject to tax at the highest corporate rate on such income.  Fourth, if we have net income from prohibited transactions (which are, in general, certain sales or other dispositions of property (other than foreclosure property) held primarily for sale to customers in the ordinary course of business), such income will be subject to a 100% tax on prohibited transactions.  Fifth, if we should fail to satisfy the 75% gross income test or the 95% gross income test (as discussed below), and have nonetheless maintained our qualification as a REIT because certain other requirements have been met, we will be subject to a tax in an amount equal to the greater of either (i) the amount by which 75% of our gross income exceeds the amount qualifying under the 75% test for the taxable year or (ii) the amount by which 95% of our gross income exceeds the amount of our income qualifying under the 95% test for the taxable year, multiplied in either case by a fraction intended to reflect our profitability.  Sixth, if we should fail to satisfy any of the asset tests (as discussed below) for a particular quarter and do not qualify for certain de minimis exceptions but have nonetheless maintained our qualification as a REIT because certain other requirements are met, we will be subject to a tax equal to the greater of (i) $50,000 or (ii) the amount determined by multiplying the highest corporate tax rate by the net income generated by certain disqualified assets for a specified period of time.  Seventh, if we fail to satisfy REIT requirements other than the income or asset tests but nonetheless maintain our qualification because certain other requirements are met, we must pay a penalty of $50,000 for each such failure.  Eighth, if we should fail to distribute during each calendar year at least the sum of (i) 85% of our REIT ordinary income for such year; (ii) 95% of our REIT capital gain net income for such year (for this purpose such term includes capital gains which we elect to retain but which we report as distributed to our stockholders.  See “Annual Distribution Requirements” below); and (iii) any undistributed taxable income from prior years, we would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed. Ninth, we would be subject to a 100% penalty tax on amounts received (or on certain expenses deducted by a taxable REIT subsidiary) if arrangements among us, our tenants and a taxable REIT subsidiary were not comparable to similar arrangements among unrelated parties.

Requirements for Qualification

The Code defines a REIT as a corporation, trust or association (i) which is managed by one or more trustees or directors; (ii) the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest; (iii) which would be taxable as a domestic corporation but for Code Sections 856 through 859; (iv) which is neither a financial institution nor an insurance company subject to certain provisions of the Code; (v) the beneficial ownership of which is held by 100 or more persons; (vi) of which not more than 50% in value of the outstanding capital stock is owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of each taxable year after applying certain attribution rules; (vii) that makes an election to be treated as a REIT for the current taxable year or has made an election for a previous taxable year which has not been terminated or revoked and (viii) which meets certain other tests, described below, regarding the nature of its income and assets.  The Code provides that conditions (i) through (iv), inclusive, must be met during the entire taxable year and that condition (v) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months.  Condition (vi) must be met during the last half of each taxable year.  For purposes of determining stock ownership under condition (vi), a supplemental unemployment compensation benefits plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes generally is considered an individual.  However, a trust that is a qualified trust under Code Section 401(a) generally is not considered an individual, and beneficiaries of a qualified trust are treated as holding shares of a REIT in proportion to their actuarial interests in the trust for purposes of condition (vi).  The Company should satisfy conditions (v) and (vi) based upon existing ownership.  If we fail to satisfy these stock ownership requirements, we will fail to qualify as a REIT.

Qualified REIT Subsidiaries

If a REIT owns a corporate subsidiary that is a “qualified REIT subsidiary,” the separate existence of that subsidiary generally will be disregarded for Federal income tax purposes.  Generally, a qualified REIT subsidiary is a corporation, other than a taxable REIT subsidiary, all of the capital stock of which is owned by the REIT.  All assets, liabilities and items of income, deduction and credit of the qualified REIT subsidiary will be treated as assets, liabilities and items of income, deduction and credit of the REIT itself.  A qualified REIT subsidiary of ours will not be subject to Federal corporate income taxation, although it may be subject to state and local taxation in some states.

Taxable REIT Subsidiaries

A “taxable REIT subsidiary” is an entity taxable as a corporation in which we own stock and that elects with us to be treated as a taxable REIT subsidiary under Section 856(l) of the Code.  In addition, if one of our taxable REIT subsidiaries owns, directly or indirectly, securities representing more than 35% of the vote or value of a subsidiary corporation, that subsidiary will also be treated as a taxable REIT subsidiary of ours.  A taxable REIT subsidiary is subject to Federal income tax, and state and local income tax where applicable, as a regular “C” corporation.

Generally, a taxable REIT subsidiary can perform impermissible tenant services without causing us to receive impermissible tenant services income under the REIT income tests.  Subject to the tests described below, a taxable REIT subsidiary may own assets that are not considered real estate assets.  Therefore, we may utilize taxable REIT subsidiaries to hold certain non-REIT qualifying investments.  However, several provisions regarding the arrangements between a REIT and its taxable REIT subsidiaries ensure that a taxable REIT subsidiary will be subject to an appropriate level of Federal income taxation.  For example, a taxable REIT subsidiary is limited in its ability to deduct interest payments made to us.  In addition, we will be obligated to pay a 100% penalty tax on some payments that we receive or on certain expenses deducted by the taxable REIT subsidiary if the economic arrangements among us, our tenants and the taxable REIT subsidiary are not comparable to similar arrangements among unrelated parties.

Income Tests

In order for us to maintain qualification as a REIT, certain separate percentage tests relating to the source of our gross income must be satisfied annually.  First, at least 75% of our gross income (excluding gross income from prohibited transactions) for each taxable year generally must be derived directly or indirectly from investments relating to real property or mortgages on real property (including “rents from real property,” gain, and, in certain circumstances, interest), from certain types of temporary investments and dividends on and gains from the sale of transferable shares in another REIT.  Second, at least 95% of our gross income (excluding gross income from prohibited transactions) for each taxable year must be derived from such real property investments described above, dividends, interest and gain from the sale or disposition of stock or securities or from any combination of the foregoing.  For purposes of applying the income tests and the asset tests described below, a REIT is to look through the partnership to the REIT’s proportionate share of the partnership income and assets.

Rents received by us will qualify as “rents from real property” in satisfying the above gross income tests only if several conditions are met.  First, the amount of rent generally must not be based in whole or in part on the income or profits of any person.  However, amounts received or accrued generally will not be excluded from “rents from real property” solely by reason of being based on a fixed percentage or percentages of receipts or sales.

Second, rents received from a tenant will not qualify as “rents from real property” if we, or a direct or indirect owner of 10% or more of our stock, actually or constructively owns 10% or more of such tenant (a “Related Party Tenant”).  We may, however, lease our properties to a taxable REIT subsidiary and rents received from that subsidiary generally will not be disqualified from being “rents from real property” by reason of our ownership interest in the subsidiary if at least 90% of the property in question is leased to unrelated tenants and the rent paid by the taxable REIT subsidiary is substantially comparable to the rent paid by the unrelated tenants for comparable space, as determined pursuant to the rules in Code section 856(d)(8).

Third, if rent attributable to personal property that is leased in connection with a lease of real property is greater than 15% of the total rent received under the lease, then the portion of rent attributable to such personal property will not qualify as “rents from real property.” This 15% test is based on relative fair market value of the real and personal property.

Generally, for rents to qualify as “rents from real property” for the purposes of the gross income tests, we are only allowed to provide services that are both “usually or customarily rendered” in connection with the rental of real property and not otherwise considered “rendered to the occupant.”  Income received from any other service will be treated as “impermissible tenant service income” unless the service is provided through an independent contractor that bears the expenses of providing the services and from whom we derive no revenue or through a taxable REIT subsidiary, subject to specified limitations.  The amount of impermissible tenant service income we receive is deemed to be the greater of the amount actually received by us or 150% of our direct cost of providing the service.  If the impermissible tenant service income exceeds 1% of our total income from a property, then all of the income from that property will fail to qualify as rents from real property.  If the total amount of impermissible tenant service income from a property does not exceed 1% of our total income from that property, the income will not cause the rent paid by tenants of that property to fail to qualify as rents from real property, but the impermissible tenant service income itself will not qualify as rents from real property.

If we fail to satisfy one or both of the 75% or 95% gross income tests for any taxable year, we may nevertheless qualify as a REIT for such year if we are entitled to relief under certain provisions of the Code.  The relief provisions generally will be available if our failure to meet such tests was due to reasonable cause and not due to willful neglect, and, following the REIT’s identification of the failure to meet either of the gross income tests, a description of each item of the REIT’s gross income shall be included in a schedule for the relevant taxable year that is filed in accordance with the applicable regulations.  It is not possible, however, to state whether in all circumstances we would be entitled to the benefit of these relief provisions.  As discussed above, even if these relief provisions were to apply, a tax would be imposed with respect to the excess net income.

Asset Tests

At the close of each quarter of our taxable year, we must satisfy six tests relating to the nature of our assets.

1.
At least 75% of the value of our total assets must be represented by “real estate assets,” cash, cash items and government securities.  Our real estate assets include, for this purpose, transferable shares in other REITs, as well as our allocable share of real estate assets held by the partnerships in which we own an interest, and the non-corporate subsidiaries of these partnerships, as well as stock or debt instruments held for less than one year purchased with the proceeds of an offering of shares or long term debt.

2.	Not more than 25% of the value of our total assets may be represented by securities, other than those in the 75% asset class.

3.
Except for certain investments in REITs, qualified REIT subsidiaries, and taxable REIT subsidiaries, the value of any one issuer’s securities owned by us may not exceed 5% of the value of our total assets.

4.	Except for certain investments in REITs, qualified REIT subsidiaries and taxable REIT subsidiaries, we may not own more than 10% of the total voting power of any one issuer’s outstanding securities.

5.
Except for certain investments in REITs, qualified REIT subsidiaries and taxable REIT subsidiaries, we may not own more than 10% of the total value of the outstanding securities of any one issuer, other than securities that qualify for the debt safe harbors discussed below.

6.	Not more than 25% of our total assets may be represented by the securities of one or more taxable REIT subsidiaries.

For purposes of these asset tests, any shares of qualified REIT subsidiaries are not taken into account, and any assets owned by the qualified REIT subsidiary are treated as owned directly by the REIT.

Securities, for purposes of the assets tests, may include debt we hold.  However, the following types of arrangements generally will not be considered securities held by us for purposes of the 10% value test: (1) Straight debt securities of an issuer which meet the requirements of Code section 856(m)(2), discussed below; (2) Any loan to an individual or an estate; (3) Any Code section 467 rental agreement, other than with certain related persons; (4) Any obligation to pay rents from real property as defined in Code section 856(d)(1); (5) Any security issued by a state or any political subdivision thereof, the District of Columbia, a foreign government or any political subdivision thereof, or the Commonwealth of Puerto Rico, but only if the determination of any payment received or accrued under such security does not depend in whole or in part on the profits of any entity not described in the category or payments on any obligation issued by such an entity; (6) Any security issued by a REIT; or (7) Any other arrangement as determined by the Internal Revenue Service.  Under Code section 856(m)(2), debt generally will constitute “straight debt” if the debt is a written unconditional promise to pay on demand or on a specified date a sum certain in money (1) which is not convertible, directly or indirectly, into stock and (2) the interest rate (and the interest payment dates) of which is not contingent on the profits, the borrower’s discretion or similar factors.  However, a security may satisfy the definition of “straight debt” even though the time of payment of interest or principal thereunder is subject to a contingency, if: (i) such contingency does not have the effect of changing the effective yield to maturity more than the greater of 0.25% or 5% of the annual yield to maturity, or (ii) neither the aggregate issue price nor the aggregate face amount of the issuer’s debt instruments held by the REIT exceeds $1 million and not more than 12 months of unaccrued interest can be required to be prepaid thereunder.  Second, a security can satisfy the definition of “straight debt” even though the time or amount of any payment thereunder is subject to a contingency upon a default or the exercise of a prepayment right by the issuer of the debt, provided that such contingency is consistent with customary commercial practice.

Certain “look-through” rules apply in determining a REIT partner’s share of partnership securities for purposes of the 10% value test.  Under such rules, a REIT’s interest as a partner in a partnership is not considered a security, and the REIT is deemed to own its proportionate share of each of the assets of the partnership.  The REIT’s interest in the partnership assets is the REIT’s proportionate interest in any securities issued by the partnership, other than securities qualifying for the above safe harbors.  Therefore, a REIT that is a partner in a partnership must look through both its equity interest and interest in non-safe harbor debt securities issued by the partnership. Any non-safe harbor debt instrument issued by a partnership will not be considered a security to the extent of the REIT’s interest as a partner in the partnership.  Also, any non-safe harbor debt instrument issued by a partnership will not be considered a security if at least 75% of the partnership’s gross income (excluding gross income from prohibited transactions) is derived from the sources described in Code section 856(c)(3), which sets forth the general REIT income test.

Certain corporate or partnership securities that otherwise that otherwise would qualify under the straight debt safe harbor will not so qualify if the REIT holding such securities, and any of its controlled taxable REIT subsidiaries, holds other securities of the issuer which are not securities qualifying for any safe harbors if such non-qualifying securities have an aggregate value greater than one percent of the issuer’s outstanding securities.

After initially meeting the asset tests after the close of any quarter, we will not lose our status as a REIT if we fail to satisfy the asset tests at the end of a later quarter solely by reason of changes in the relative values of our assets.  If the failure to satisfy the tests results from an increase in the value of our assets after the acquisition of securities or other property during a quarter, the failure can be cured by a disposition of sufficient non-qualifying assets within 30 days after the close of that quarter.  We would intend to maintain adequate records of the value of our assets to ensure compliance with the asset tests and to take any available actions within 30 days after the close of any quarter as may be required to cure any noncompliance with the asset tests.  We cannot ensure that these steps always will be successful.  If we were to fail to cure the noncompliance with the asset tests within this 30 day period, we could fail to qualify as a REIT.

A REIT will not lose its REIT status for failing to satisfy the requirements of the 5% and 10% tests if such failure is due to the ownership of assets the total value of which does not exceed the lesser of: (i) 1% of the total value of the REIT’s assets at the end of the quarter for which such measurement is done or (ii) $10 million.  However, the REIT must either: (i) dispose of the assets within six months after the last day of the quarter in which the REIT identifies the failure (or such other time period prescribed by the Internal Revenue Service), or (ii) otherwise meet the requirements of those rules by the end of such time period.

In addition, if a REIT fails to meet any of the asset test requirements for a particular quarter, and the failure exceeds the above-described de minimis standard, then the REIT still will be considered to have satisfied these tests if the REIT satisfies several requirements.  First, the REIT’s failure to satisfy the particular asset test must be due to reasonable cause and not due to willful neglect.  Second, the REIT must file a schedule of the assets resulting in such failure with the Internal Revenue Service in accordance with the regulations and must dispose of the assets within six months after the last day of the quarter in which the REIT identified the failure (or such other time period prescribed by the Internal Revenue Service) or otherwise meet the requirements of those rules by the end of such time period.  Finally, the REIT must pay a tax equal to the greater of $50,000 or the amount determined by multiplying the highest corporate tax rate by the net income generated by the assets described in the schedule for the period beginning on the first date that the failure occurs and ending on the date when the REIT disposes of such assets or the end of the first quarter when the REIT no longer fails to satisfy the particular asset test.

Also, if a REIT fails to satisfy requirements other than the income or asset tests, the REIT will not lose its qualification as a REIT provided such violations are due to reasonable cause and not due to willful neglect and the REIT pays a penalty of $50,000 for each such failure.

Annual Distribution Requirements

We, in order to qualify as a REIT, are required to distribute dividends (other than capital gain dividends) to our stockholders in an amount at least equal to (i) the sum of (a) 90% of our “REIT taxable income” (computed without regard to the dividends paid deduction and our net capital gain) and (b) 90% of the net income (after tax), if any, from foreclosure property, minus (ii) the sum of certain items of noncash income.  Such distributions generally must be paid in the taxable year to which they relate.  Dividends may be paid in the following year in two circumstances.  First, dividends may be declared in the following year if the dividends are declared before we timely file our tax return for the year and paid within 12 months of the end of the tax year but before the first regular dividend payment made after such declaration. Second, if we declare a dividend in October, November or December of any year with a record date in one of these months and pay the dividend on or before January 31 of the following year, we will be treated as having paid the dividend on December 31 of the year in which the dividend was declared.  To the extent that we do not distribute all of our net capital gain or distribute at least 90%, but less than 100%, of our “REIT taxable income,” as adjusted, we will be subject to tax on the nondistributed amount at regular capital gains and ordinary corporate tax rates.  Furthermore, if we should fail to distribute during each calendar year at least the sum of (i) 85% of our REIT ordinary income for such year; (ii) 95% of our REIT capital gain income for such year; and (iii) any undistributed taxable income from prior periods, we will be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed.

We may elect to retain and pay tax on net long-term capital gains and require our stockholders to include their proportionate share of such undistributed net capital gains in their income.  If we make such election, stockholders would receive a tax credit attributable to their share of the capital gains tax paid by us, and would receive an increase in the basis of their shares in us in an amount equal to the security holder’s share of the undistributed net long-term capital gain reduced by the amount of the credit.  Further, any undistributed net long-term capital gains that are included in the income of our stockholders pursuant to this rule will be treated as distributed for purposes of the 4% excise tax.

We intend to make timely distributions sufficient to satisfy the annual distribution requirements.  It is possible, however, that we, from time to time, may not have sufficient cash or liquid assets to meet the distribution requirements due to timing differences between the actual receipt of income and actual payment of deductible expenses and the inclusion of such income and deduction of such expenses in arriving at our taxable income, or if the amount of nondeductible expenses such as principal amortization or capital expenditures exceeds the amount of noncash deductions.  In the event that such timing differences occur, in order to meet the distribution requirements, we may arrange for short-term, or possibly long-term, borrowing to permit the payment of required dividends.  If the amount of nondeductible expenses exceeds noncash deductions, we may refinance our indebtedness to reduce principal payments and may borrow funds for capital expenditures.

Under certain circumstances, we may be able to rectify a failure to meet the distribution requirement for a year by paying “deficiency dividends” to stockholders in a later year that may be included in our deduction for dividends paid for the earlier year.  Thus, we may avoid being taxed on amounts distributed as deficiency dividends; however, we will be required to pay interest to the Internal Revenue Service based upon the amount of any deduction taken for deficiency dividends.

Failure to Qualify

If we fail to qualify for taxation as a REIT in any taxable year and no relief provisions apply, we will be subject to tax (including any applicable alternative minimum tax) on our taxable income at regular corporate rates.  Distributions to stockholders in any year in which we fail to qualify will not be deductible by us, nor will such distributions be required to be made.  In such event, the distributions would be subject to tax to the stockholders under the rules which apply to a C corporation.  Distributions with respect to

C corporation shares (other than distributions in redemption of shares subject to Code Section 302(b)) will generally constitute dividend income to the extent of our current or accumulated earnings and profits, as calculated for federal income tax purposes.  Unless entitled to relief under specific statutory provisions, we will also be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost.  It is not possible to state whether in all circumstances we would be entitled to such statutory relief.

Taxation of Stockholders

Taxation of Taxable U.S. Stockholders.  As long as we qualify as a REIT, distributions made to our taxable U.S. stockholders out of current or accumulated earnings and profits (and not designated as capital gain dividends or retained capital gains) will be taken into account by them as ordinary income, and corporate stockholders will not be eligible for the dividends received deduction as to such amounts.  In the case of individual stockholders for taxable years beginning on or before December 31, 2012, such distributions, if designated by the REIT in a written notice mailed not later than 60 days after the close of its taxable year, may qualify (provided holding period and certain other requirements are met) as qualified dividend income eligible to be taxed at the reduced maximum rate of generally 15% to the extent that the REIT receives qualified dividend income.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations.  A qualified foreign corporation generally excludes any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. The total amount that can be designated as qualified dividend income by the REIT generally cannot exceed the sum of (1) the REIT’s qualified dividend income for the tax year, (2) the amount of its REIT taxable income and income taxed under the Code section 337(d) regulations, minus the tax on these items, for the prior year and (3) the amount of any earnings and profits that were distributed by the REIT for the tax year and accumulated in a tax year during which the REIT was not subject to the REIT rules.

Distributions in excess of current and accumulated earnings and profits will not be taxable to a stockholder to the extent that they do not exceed the adjusted basis of such stockholder’s common stock, but rather will reduce the adjusted basis of such shares as a return of capital.  To the extent that such distributions exceed the adjusted basis of a stockholder’s common stock, they will be included in income as long-term capital gain (or short-term capital gain if the shares have been held for one year or less), assuming the shares are a capital asset in the hands of the stockholder.  In addition, any dividend declared by us in October, November or December of any year payable to a stockholder of record on a specific date in any such month shall be treated as both paid by us and received by the stockholder on December 31 of such year, provided that the dividend is actually paid by us during January of the following calendar year.  For purposes of determining what portion of a distribution is attributable to current or accumulated earnings and profits, earnings and profits will first be allocated to distributions made to holders of the shares of preferred stock.  Stockholders may not include in their individual income tax returns any net operating losses or capital losses of ours.

In general, any gain or loss realized upon a taxable disposition of shares by a stockholder who is not a dealer in securities will be treated as a long-term capital gain or loss if the shares have been held for more than one year, otherwise as short-term capital gain or loss.  However, any loss upon a sale or exchange of common stock by a stockholder who has held such shares for six months or less (after applying certain holding period rules) generally will be treated as long-term capital loss to the extent of distributions from us required to be treated by such stockholder as long-term capital gain.

Distributions that we properly designate as capital gain dividends will be taxable to stockholders as gains (to the extent that they do not exceed our actual net capital gain for the taxable year) from the sale or disposition of a capital asset held for greater than one year.  If we designate any portion of a dividend as a capital gain dividend, a U.S. stockholder will receive an Internal Revenue Service Form 1099-DIV indicating the amount that will be taxable to the stockholder as capital gain.  However, stockholders that are corporations may be required to treat up to 20% of certain capital gain dividends as ordinary income.  A portion of capital gain dividends received by noncorporate taxpayers may be subject to tax at a 25% rate to the extent attributable to certain gains realized on the sale of real property.  In addition, noncorporate taxpayers are generally taxed at a maximum rate of 15% until December 31, 2012 (and a maximum rate of 20% thereafter) on net long-term capital gain (generally, the excess of net long-term capital gain over net short-term capital loss) attributable to gains realized on the sale of property held for greater than one year.

Distributions we make and gain arising from the sale or exchange by a stockholder of shares of our stock will not be treated as passive activity income, and, as a result, stockholders generally will not be able to apply any “passive losses” against such income or gain.  Distributions we make (to the extent they do not constitute a return of capital) generally will be treated as investment income for purposes of computing the investment interest limitation.  Gain arising from the sale or other disposition of our stock (or distributions treated as such) will not be treated as investment income under certain circumstances.

Upon any taxable sale or other disposition of our common stock, a U.S. stockholder will recognize gain or loss for Federal income tax purposes on the disposition of our stock in an amount equal to the difference between:

•           the amount of cash and the fair market value of any property received on such disposition; and

•           the U.S. stockholder’s adjusted basis in such stock for tax purposes.

Gain or loss will be capital gain or loss if the common stock has been held by the U.S. stockholder as a capital asset.  The applicable tax rate will depend on the stockholder’s holding period in the asset (generally, if an asset has been held for more than one year it will produce long-term capital gain) and the stockholder’s tax bracket.  A U.S. stockholder who is an individual or an estate or trust and who has long-term capital gain or loss will be subject to a maximum capital gain rate of 15% until December 31, 2012 (and 20% thereafter under existing law).  However, to the extent that the capital gain realized by a non-corporate stockholder on the sale of REIT stock corresponds to the REIT’s “unrecaptured Section 1250 gain,” such gain may be subject to tax at a rate of 25%.  Stockholders are advised to consult with their own tax advisors with respect to their capital gain tax liability.

Taxation of Tax-Exempt Stockholders.  Provided that a tax-exempt stockholder has not held our common stock as “debt financed property” within the meaning of the Internal Revenue Code, the dividend income from us will not be unrelated business taxable income, referred to as UBTI, to a tax-exempt stockholder.  Similarly, income from the sale of common stock will not constitute UBTI unless the tax-exempt stockholder has held its stock as debt financed property within the meaning of the Internal Revenue Code or has used the common stock in a trade or business.  However, for a tax-exempt stockholder that is a social club, voluntary employee benefit association, supplemental unemployment benefit trust, or qualified group legal services plan exempt from Federal income taxation under Internal Revenue Code Sections 501(c)(7), (c)(9), (c)(17) and (c)(20), respectively, or a single parent title-holding corporation exempt under Section 501(c)(2) the income of which is payable to any of the aforementioned tax-exempt organizations, income from an investment in our securities will constitute UBTI unless the organization properly sets aside or reserves such amounts for purposes specified in the Internal Revenue Code.  These tax exempt stockholders should consult their own tax advisors concerning these “set aside” and reserve requirements.

A “qualified trust” (defined to be any trust described in Code Section 401(a) and exempt from tax under Code Section 501(a)) that holds more than 10% of the value of the shares of a REIT may be required, under certain circumstances, to treat a portion of distributions from the REIT as UBTI.  This requirement will apply for a taxable year only if (i) the REIT satisfies the requirement that not more than 50% of the value of its shares be held by five or fewer individuals (the “five or fewer requirement”) only by relying on a special “look-through” rule under which shares held by qualified trust stockholders are treated as held by the beneficiaries of such trusts in proportion to their actuarial interests therein; and (ii) the REIT is “predominantly held” by qualified trusts.  A REIT is “predominantly held” by qualified trusts if either (i) a single qualified trust holds more than 25% of the value of the REIT shares, or (ii) one or more qualified trusts, each owning more than 10% of the value of the REIT shares, hold in the aggregate more than 50% of the value of the REIT shares.  If the foregoing requirements are met, the percentage of any REIT dividend treated as UBTI to a qualified trust that owns more than 10% of the value of the REIT shares is equal to the ratio of (i) the UBTI earned by the REIT (computed as if the REIT were a qualified trust and therefore subject to tax on its UBTI) to (ii) the total gross income (less certain associated expenses) of the REIT for the year in which the dividends are paid.  A de minimis exception applies where the ratio set forth in the preceding sentence is less than 5% for any year.

The provisions requiring qualified trusts to treat a portion of REIT distributions as UBTI will not apply if the REIT is able to satisfy the five or fewer requirement without relying on the “look-through” rule.

Taxation of Non-U.S. Stockholders.  The rules governing U.S. Federal income taxation of nonresident alien individuals, foreign corporations, foreign partnerships and other foreign stockholders (collectively, “Non-U.S. stockholders”) are complex, and no attempt will be made herein to provide more than a limited summary of such rules.  The discussion does not consider any specific facts or circumstances that may apply to a particular Non-U.S. stockholder.  Prospective Non-U.S. stockholders should consult with their own tax advisors to determine the impact of U.S.  Federal, state and local income tax laws with regard to an investment in our common stock, including any reporting requirements.

Distributions that are not attributable to gain from sales or exchanges by us of U.S. real property interests and not designated by us as capital gain dividends or retained capital gains will be treated as dividends of ordinary income to the extent that they are made out of our current or accumulated earnings and profits.  Such distributions ordinarily will be subject to a withholding tax equal to 30% of the gross amount of the distribution.  If a Non-U.S. stockholder qualifies for benefits under an applicable income tax treaty, the 30% U.S. federal income tax withholding rate on dividend distributions to such stockholder may be reduced significantly.  However, if income from the investment in our stock is treated as effectively connected with the Non-U.S. stockholder’s conduct of a U.S. trade or business, the Non-U.S. stockholder generally will be subject to a tax at graduated rates in the same manner as U.S. stockholders are taxed with respect to such dividends (and may also be subject to a branch profits tax of up to 30% if the stockholder is a foreign corporation).  We expect to withhold U.S. income tax at the rate of 30% on the gross amount of any dividends paid to a Non-U.S. stockholder that are not designated as capital gain dividends, unless (i) a lower treaty rate applies and the Non-U.S. stockholder files an IRS Form W-8BEN evidencing eligibility for that reduced rate is filed with us or (ii) the Non-U.S. stockholder files an IRS Form W-8ECI with us claiming that the distribution is income treated as effectively connected to a U.S. trade or business.

A non-U.S. stockholder will not incur tax on a distribution in excess of our current and accumulated earnings and profits if the excess portion of the distribution does not exceed the adjusted basis of its stock. Instead, the excess portion of the distribution will reduce the adjusted basis of that stock. A non-U.S. stockholder will be subject to tax on a distribution that exceeds both our current and accumulated earnings and profits and the adjusted basis of its stock, if the non-U.S. stockholder otherwise would be subject to tax on gain from the sale or disposition of its stock, as described below. Because we generally cannot determine at the time we make a distribution whether or not the distribution will exceed our current and accumulated earnings and profits, we normally will withhold tax on the entire amount of any distribution at the same rate as we would withhold on a dividend. However, a non-U.S. stockholder may obtain a refund of amounts that we withhold if we later determine that a distribution in fact exceeded our current and accumulated earnings and profits.

Additional withholding regulations may require us to withhold 10% of any distribution that exceeds our current and accumulated earnings and profits. Consequently, although we intend to withhold at a rate of 30% on the entire amount of any distribution, to the extent that we do not do so, we will withhold at a rate of 10% on any portion of a distribution not subject to withholding at a rate of 30%.

Except as discussed below with respect to 5% or less holders or regularly traded classes of stock, for any year in which we qualify as a REIT, a non-U.S. stockholder will incur tax on distributions by us that are attributable to gain from our sale or exchange of USRPIs under special provisions of the United States federal income tax laws known as the Foreign Investment in Real Property Act, or “FIRPTA.” The term USRPIs includes interests in real property and shares in corporations at least 50% of whose assets consist of interests in U.S. real property. Under those rules, a non-U.S. stockholder is taxed on distributions by us attributable to gain from sales of USRPIs as if the gain were effectively connected with a United States trade or business of the non-U.S. stockholder. A non-U.S. stockholder thus would be taxed on such a distribution at the normal capital gain rates applicable to U.S. stockholders, subject to applicable alternative minimum tax and a special alternative minimum tax in the case of a nonresident alien individual. A non-U.S. corporate stockholder not entitled to treaty relief or exemption also may be subject to the 30% branch profits tax on such a distribution. We must withhold 35% of any distribution that we could designate as a capital gain dividend. A non-U.S. stockholder may receive a credit against its tax liability for the amount we withhold. However, FIRPTA and the 35% withholding tax will not apply to any capital gain dividend with respect to any class of our stock which is regularly traded on an established securities market located in the United States if the recipient non-U.S. stockholder did not own more than 5% of such class of stock at any time during the one year period ending on the date of distribution. Instead, any capital gain dividend will be treated as an ordinary distribution subject to the rules discussed above, which generally impose a 30% withholding tax (unless reduced by a treaty). Also, the branch profits tax will not apply to such a distribution.

A non-U.S. stockholder generally will not incur tax under FIRPTA with respect to gain on a sale of our common stock as long as at all times during the testing period non-U.S. persons hold, directly or indirectly, less than 50% in value of our stock. We cannot assure you that that test will be met, but, if such test is satisfied, the sale of our stock will not be subject to tax under FIRPTA, regardless of the percentage owned by such holder and whether our stock is regularly traded on an established securities market.  Even if we meet this test, pursuant to “wash sale” rules under FIRPTA, a non-U.S. stockholder may incur tax under FIRPTA to the extent such stockholder disposes of stock within a certain period prior to a capital gain distribution and directly or indirectly (including through certain affiliates) reacquires stock within certain prescribed periods. However, a non-U.S. stockholder will not incur tax under FIRPTA on a disposition of the shares of our common or preferred stock if: (i) such non-U.S. stockholder owned, actually or constructively, at all times during a specified testing period, 5% or less of the total fair market value of a class of our stock that is “regularly traded” on an established securities market; (ii) such non-U.S. stockholder owned shares of a class of our stock that is not publicly traded on an established securities market if the fair market value of the shares acquired by such non-U.S. stockholder on the date of acquisition did not exceed 5% of the regularly traded class of stock with the lowest fair market value; or (iii) such non-U.S. stockholder owned shares of a class of our stock that is convertible into a class of our stock that is regularly traded if the fair market value of the shares acquired by such non-U.S. stockholder on the date of acquisition did not exceed 5% of the total fair market value of the regularly traded class of stock that such shares are convertible into. For as long as our common stock is regularly traded on an established securities market, a non-U.S. stockholder should not incur tax under FIRPTA with respect to gain on a sale of our common stock if it owns, actually or constructively, 5% or less of our common stock. If the gain on the sale of our stock were taxed under FIRPTA, a non-U.S. stockholder would be taxed on that gain in the same manner as U.S. stockholders subject to applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals. Furthermore, a non-U.S. stockholder generally will incur tax on gain not subject to FIRPTA if:

•           the gain is effectively connected with the non-U.S. stockholder’s United States trade or business, in which case the non-U.S. stockholder will be subject to the same treatment as U.S. stockholders with respect to such gain; or

•           the non-U.S. stockholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States, in which case the non-U.S. stockholder will incur a 30% tax on his or her capital gains derived from sources within the United States.

State and Local Taxes.  We and our stockholders may be subject to state or local taxation in various state or local jurisdictions, including those in which we or they transact business or reside (although U.S. stockholders who are individuals generally should not be required to file state income tax returns outside of their state of residence with respect to our operations and distributions).  The state and local tax treatment of us and our stockholders may not conform to the Federal income tax consequences discussed above.  Consequently, prospective stockholders should consult their own tax advisors regarding the effect of state and local tax laws on an investment in our common stock.

Applicable Treasury Regulations provide presumptions regarding the status of holders when payments to the holders cannot be reliably associated with appropriate documentation provided to the payor.  Because the application of these Treasury Regulations varies depending on the stockholder’s particular circumstances, you are advised to consult your tax advisor regarding the information reporting requirements applicable to you.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Company and its security holders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive.  Security holders (and prospective holders) are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

Backup Withholding.  We may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

Other Taxation.  Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Our distributions also may be subject to state and local taxes.

DESCRIPTION OF SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 100,000,000 shares of stock, par value $0.0001 per share, 80,000,000 which are initially designated as common stock. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. We intend to use a fiscal year-end of [_____ __]. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

As of [_________ __], 2012, our common stock is the only class of our securities outstanding:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock	80,000,000	—	100

Under our charter our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power.

There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Notwithstanding the foregoing, any director indemnification or agreement to hold harmless will only be provided if all of the following conditions are met: (a) the Board of Directors have determined, in good faith, that the course of conduct causing the loss or liability was in the best interests of MRC; (b) the Board of Directors have determined that the person seeking indemnification was acting on behalf of or performing services for MRC; (c) such liability of loss was not the result of any negligence or misconduct by the Board of Directors, excluding Independent Directors, or gross negligence or willful misconduct by the Independent Directors; (d) such indemnification or agreement to hold harmless is recoverable only out of MRC net assets and not from stockholders.  The advancement of MRC funds to a director for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought is permissible only if all of the following conditions are satisfied: (a) the legal action related to acts or omissions with respect to the performance of duties or services on behalf of MRC; (b) the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (c) the director undertakes to repay the advanced funds to MRC, together with the applicable legal rate of interest thereon, in cases in which such director is found not to be entitled to indemnification.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors will be divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2012, 2013, and 2014, respectively, and in each case, those directors will serve until their successors are elected and qualify. Beginning in 2012, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three Independent Directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a business development company would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

After the issuance of shares of our common stock in connection with the Legacy Portfolio Acquisition, we will have approximately [________] shares of common stock outstanding. All of the shares of our common stock outstanding prior to the first closing of this offering will be “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.  Upon consummation of this offering, the Legacy Funds will hold approximately [__]% of our total outstanding shares, assuming no purchases in this offering by the Legacy Funds.

In general, under Rule 144, if six months has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and we have made certain information about us available publicly, the holder of such restricted securities can sell such securities. However, in the case of a holder that has been our affiliate at any time during the three months preceding the proposed sale, the number of securities sold by such affiliate holder within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by holders that have been our affiliates at any time during the three months preceding the proposed sale also are subject to certain manner of sale provisions and notice requirements. If one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144 without regard to the public information requirements, manner of sale provisions and notice requirements.

No assurance can be given as to (1) the likelihood that an active market for our shares will develop; (2) the liquidity of any such market; (3) the ability of our stockholders to sell our securities; or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices for our shares.

SHARE REPURCHASE PROGRAM

We do not currently intend to list our securities on any securities exchange and do not expect a public market for them to develop in the foreseeable future.  Stockholders should thus not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors. We anticipate conducting such repurchase offers in accordance with the requirements of Rule 13e-4 of the Exchange Act and the 1940 Act. In months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold our monthly closing of the sale of shares in this offering. An offer to repurchase shares will be conducted solely through tender offer materials and is not being made through this prospectus.

Beginning [12 months] after the initial closing of the sale of shares in this offering, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our Board of Directors in its complete and absolute discretion unless, in the judgment of the Independent Directors of our Board of Directors, such repurchases would not be in our best interests or would violate applicable law.

Under the Maryland General Corporation Law, a Maryland corporation generally may not make a distribution to stockholders, including pursuant to our repurchase program, if, after giving effect to the distribution, (i) the corporation would not be able to pay its indebtedness in the ordinary course or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus, unless the charter provides otherwise, preferential amounts payable on dissolution with respect to senior stock.

The board also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a REIT;

•	the liquidity of our assets (including fees and costs associated with disposing of assets);

•	our investment plans and working capital requirements;

•	the relative economies of scale with respect to our size;

•	our history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our dividend reinvestment plan. At the discretion of our Board of Directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we do not expect to repurchase shares in any calendar year in excess of [5%] of the weighted average number of shares outstanding in the prior calendar year. We further anticipate that we will offer to repurchase such shares on each date of repurchase at a price equal to [90%] of the current offering price on each date of repurchase.

If you wish to tender your shares to be repurchased you must either tender at least [25%] of the shares you purchased in the offering or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of [$1,000] worth of shares of common stock following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased unless you select the “All or None” option, in which case you would be deemed to have withdrawn your tender if you could not sell all your shares. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act.

The Board of Directors will require that we repurchase shares or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of shares from our stockholders.

When the Board of Directors determines that we will offer to repurchase shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

In order to submit shares to be tendered, stockholders will be required to complete an Assignment Form, which will be included in the materials sent to our stockholders, as well as any other documents required by the Assignment Form. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time prior to 60 days following the commencement of the tender offer.  We intend to offer an “All or None” option which would provide you with the ability to automatically withdraw your tender if the repurchase offer would result in an pro rata purchase of your shares, such that you would only sell your shares if you could sell all of them.

We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction.

In the event that MCM Advisers, MacKenzie Capital Management or any of their affiliates holds shares in the capacity of a stockholder, any such affiliates may tender shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder.  Neither MCM Advisers nor MacKenzie Capital Management will tender its shares for repurchase as long as they remain our investment adviser and manager, respectively.

We intend to seek exemptive relief from the SEC from Rule 102 of Regulation M under the Securities Exchange Act of 1934, as amended, in connection with our proposed share repurchase program. We believe that we will receive exemptive relief from the SEC which would allow us to conduct repurchases as noted above. However, to the extent we are unable to receive such relief, we would instead make repurchases under the share repurchase program at prices equal to the current net asset value of our common shares, which would not require exemptive relief from the SEC. If we modify any of the material terms of our proposed share repurchase program, including the price at which we would offer to make repurchases, we will reflect such revisions in a sticker supplement to the prospectus.

ARRANGEMENTS WITH DEALER MANAGER AND SELECTED BROKER-DEALERS

We have entered a dealer manager agreement with ARI Financial Services, Inc. (“ARI”) to act as the dealer manager for this offering.  ARI may be an underwriter within the meaning of the Securities Act in connection with its activities in this offering.  ARI has no commitment to purchase any shares of our common stock and will act only as an agent in obtaining indications of interest in our common stock from certain investors.

Except as provided below, the dealer manager will receive selling commissions of seven percent of the gross proceeds of shares sold in the offering. The dealer manager will also receive a dealer manager fee of three percent of the gross offering proceeds as compensation for acting as the dealer manager. We have also agreed to reimburse the dealer manager for its actual out-of-pocket expenses incurred in connection with this offering.

The three percent dealer manager compensation does not include non-cash compensation paid to member firms as gifts, business entertainment or training/education. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of the shares. A portion of the 2% dealer manager fee may be reallowed to participating broker-dealers for non-accountable due diligence fees. ARI anticipates, based on its past experience, that, on average, it will reallow 0.5% of the dealer manager fee to participating broker-dealers for due diligence fees. ARI will reallow all selling commissions to participating broker-dealers.

The dealer manager, in its sole discretion, may reallow to any selected broker-dealer a portion of its dealer manager fee for reimbursement of marketing expenses. The amount of the reallowance will be based on such factors as the number of shares sold by the selected broker-dealer, the assistance of the broker-dealer in marketing the offering and due diligence expenses incurred. The maximum aggregate amount of the reallowances of the two percent  dealer manager fee will be one percent of the gross proceeds from shares sold in the offering (0.5% for due diligence expenses and 0.5% for marketing expenses).  [Additionally, our investment adviser has agreed to pay up to an additional 0.5% of Proceeds from its Organizational & Offering Expenses to the dealer manager to fund wholesaling activities for the Offering.]

We will not pay selling commissions or dealer manager fees on shares sold under our dividend reinvestment plan. The amount that would have been paid as selling commissions and dealer-manager fees if the shares sold under our dividend reinvestment plan had been sold pursuant to this public offering of shares will be retained and used by us. Therefore, the net proceeds to us for sales under our dividend reinvestment plan will be greater than the net proceeds to us for sales pursuant to this prospectus.

Under the rules of FINRA, the maximum compensation payable to members of FINRA participating in this offering may not exceed ten percent of our gross offering proceeds. If, upon the termination of the offering, the total amount of underwriting compensation paid in connection with the offering exceeds ten percent of our gross offering proceeds (excluding proceeds from the sale of shares under our dividend reinvestment plan), then the dealer manager will pay to us an amount equal to the underwriting compensation in excess of ten percent.

We will reimburse the dealer manager and any selected broker-dealer for reasonable bona fide due diligence expenses incurred by the dealer manager or any selected broker-dealer which are supported by a detailed and itemized invoice. These due diligence reimbursements are not considered part of the ten percent underwriting compensation under FINRA Rule 2310(b)(4)(B)(vii), so long as they are included in a detailed and itemized invoice, although they are considered an organization and offering expense and cannot exceed 15% of the offering proceeds.

We have agreed to indemnify the participating broker-dealers, including the dealer manager, against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. The broker-dealers participating in the offering of shares of our common stock are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any shares of common stock will be sold.  Any person acting as a broker-dealer shall not be indemnified by MRC for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitte; and (c) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of MRC were offered or sold as to indemnification for violations of securities laws.

Our executive officers and directors and their immediate family members, as well as officers and employees of our investment adviser and its affiliates and their immediate family members and other individuals designated by management, and, if approved by our Board of Directors, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. We expect that a limited number of shares of our common stock will be sold to individuals so designated by management, net of all selling commissions and dealer manager fees, shortly after the commencement of the offering. However, except for certain share ownership restrictions contained in our charter, there is no limit on the number of shares of our common stock that may be sold to such persons. In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales to certain institutional investors, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. Our investment adviser and its affiliates will be expected to hold their shares of our common stock purchased as stockholders for investment and not with a view towards distribution.

We are offering volume discounts to investors who purchase more than $250,000 worth of our shares through the same selected broker-dealer in our offering. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker-dealer will be reduced. The following table shows the discounted price per share and the reduced selling commissions payable for volume sales of our shares.

Dollar Amount of Shares Purchased	Purchase Price per Incremental Unit(1)
		Commission Rate
$1 – $ 250,000	$10.00	7.0%
$250,000 – 500,000	$9.90	6.0%
$500,000 – 750,000	$9.80	5.0%
$750,000 – 1,000,000	$9.70	4.0%
$1,000,000 – 1,500,000	$9.60	3.0%
$1,500,000 and up	$9.50	2.0%

(1)	Assumes a $10.00 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

We will apply the reduced selling price per share and selling commissions to the incremental shares within the indicated range only. Thus, for example, assuming a price per share of $10.00, a purchase of $1,000,000 would result in a weighted average purchase price of $9.85 per share as shown below:

•	$250,000 at $10.00 per share (total: 25,000 shares) and a 7.0% commission;

•	$250,000 at $9.90 per share (total: 25,252.525 shares) and a 6.0% commission;

•	$250,000 at $9.80 per share (total: 25,510.204 shares) and a 5.0% commission; and

•	$250,000 at $9.70 per share (total: 25,773.196 shares) and a 4.0% commission.

To qualify for a volume discount as a result of multiple purchases of our shares you must use the same selected broker-dealer and you must mark the “Additional Investment” space on the subscription agreement. We are not responsible for failing to combine purchases if you fail to mark the “Additional Investment” space. Once you qualify for a volume discount, you will be eligible to receive the benefit of such discount for subsequent purchases of shares through the same selected broker-dealer.

 To the extent purchased through the same selected broker-dealer, the following persons may combine their purchases as a “single purchaser” for the purpose of qualifying for a volume discount:

•	an individual, his spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•	an employees’ trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code; and

•	all commingled trust funds maintained by a given bank.

In the event a person wishes to have his order combined with others as a “single purchaser,” that person must request such treatment in writing at the time of subscription setting forth the basis for the discount and identifying the orders to be combined. Any request will be subject to our verification that the orders to be combined are made by a single purchaser. If the subscription agreements for the combined orders of a single purchaser are submitted at the same time, then the commissions payable and discounted share price will be allocated pro rata among the combined orders on the basis of the respective amounts being combined. Otherwise, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

Only shares purchased in our offering pursuant to this prospectus are eligible for volume discounts. Shares purchased through our dividend reinvestment plan will not be eligible for a volume discount nor will such shares count toward the threshold limits listed above that qualify you for the different discount levels.

In the ordinary course of business, ARI and/or its affiliates may in the future engage in financial advisory, investment banking and other transactions with us for which customary compensation will be paid.

SAFEKEEPING, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our cash is held in safekeeping by Summit Bank located at 2969 Broadway, Oakland CA 94611.  E*TRADE Securities LLC, located in Harborside Financial Center, 501 Plaza 2, 34 Exchange Place, Jersey City, NJ 07311 serves as custodian for most of our traded securities. ___________________________________________________________ will serve as custodian with respect to our non-traded assets. MCM will act as our transfer agent, distribution paying agent, and registrar. The principal business address of our transfer agent is 1640 School Street, Moraga CA 94556.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for MacKenzie Realty, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, MacKenzie Realty will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and MacKenzie Realty and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Husch Blackwell LLP, Kansas City, Missouri.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Moss Adams, LLP, located at 101 Second Street, Suite 900, San Francisco, CA 94105, is the independent registered public accounting firm of the Company.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon the completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which is available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at MacKenzie Realty Capital, Inc., 1640 School Street, Moraga, California 94556, by telephone at (925) 631-9100 or (800) 854-8357, or on our website at http://www.mackenzierealty.com.

TABLE OF DEFINITIONS

Affiliate:	An affiliate of another person includes any of the following:
a.	any person directly or indirectly owning, controlling, or holding, with power to vote ten percent or more of the outstanding voting securities of such other person.

b.	any person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other person.

c.	any person directly or indirectly controlling, controlled by, of under common control with such other person.

d.	any executive officer, director, trustee or general partner of such other person.

e.	any legal entity for which such person acts as an executive officer, director, trustee or general partner.

Director:	Any member of the board of directors of MRC.

Independent Director:
The Director of MRC who is not an “interested person” of MacKenzie Realty Capital, Inc. as defined in Section 2(a)(19) of the 1940 Act.  An “interested person” is defined in relevant parts in Section 2(a)(19) as:

"Interested person" of another person means--
a.	when used with respect to an investment company—
i.	any affiliated person of such company,

ii.	any member of the immediate family of any natural person who is an affiliated person of such company,

iii.	any interested person of any investment adviser of or principal underwriter for such company,

iv.	any person or partner or employee of any person who at any time since the beginning of the last two completed fiscal years of such company has acted as legal counsel for such company,

v.	any person or any affiliated person of a person (other than a registered investment company) that, at any time during the 6-month period preceding the date of the determination of whether that person or affiliated person is an interested person, has executed any portfolio transactions for, engaged in any principal transactions with, or distributed shares for—

I.	the investment company;

		II.	any other investment company having the same investment adviser as such investment company or holding itself out to investors as a related company for purposes of investment or investor services; or

		III.	any account over which the investment company's investment adviser has brokerage placement discretion,

	vi.		any person or any affiliated person of a person (other than a registered investment company) that, at any time during the 6-month period preceding the date of the determination of whether that person or affiliated person is an interested person, has loaned money or other property to--

		I.	the investment company;

		II.	any other investment company having the same investment adviser as such investment company or holding itself out to investors as a related company for purposes of investment or investor services; or

		III.	any account for which the investment company's investment adviser has borrowing authority,

	vii.		any natural person whom the Commission by order shall have determined to be an interested person by reason of having had, at any time since the beginning of the last two completed fiscal years of such company, a material business or professional relationship with such company or with the principal executive officer of such company or with any other investment company having the same investment adviser or principal underwriter or with the principal executive officer of such other investment company:

b.			Provided, that no person shall be deemed to be an interested person of an investment company solely by reason of (aa) his being a member of its board of directors or advisory board or an owner of its securities, or (bb) his membership in the immediate family of any person specified in clause (aa) of this proviso; and

For the purposes of this definition, "member of the immediate family" means any parent, spouse of a parent, child, spouse of a child, spouse, brother, or sister, and includes step and adoptive relationships. The Commission may modify or revoke any order issued under clause (vi) of subparagraph (A) or (B) of this paragraph whenever it finds that such order is no longer consistent with the facts. No order issued pursuant to clause (vi) of subparagraph (A) or (B) of this paragraph shall become effective until at least sixty days after the entry thereof, and no such order shall affect the status of any person for the purposes of this title or for any other purpose for any period prior to the effective date of such order.
Legacy Funds:	Collectively, MP Income Fund 16, LLC, MP Income Fund 18, LLC, MP Income Fund 19, LLC, MP Value Fund 5, LLC, MP Value Fund 7, LLC, MP Value Fund 8, LLC, MPF

Flagship Fund 9, LLC,

Legacy Portfolio:	The acquired portfolio of investments contributed by the nine existing Legacy Funds.
MacKenzie Capital Management, the Manager, or the Administrator:	MacKenzie Capital Management, LP
MCM Advisers, Investment Adviser:	MCM Advisers, LP
MRC, We, Us, Our:	MacKenzie Realty Capital, Inc.
Organization and Offering Expenses:	All expenses incurred by and to be paid from the assets of MRC in connection with and in preparing MRC for registration and subsequently offering and distributing it to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters' attorneys), expenses for printing, engraving, mailing, salaries of employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositaries, experts, expenses of qualification of the sale of the securities under Federal and State laws, including taxes and fees, accountants' and attorneys' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
MacKenzie Realty Capital, Inc.

We have audited the accompanying balance sheet of MacKenzie Realty Capital, Inc. (the “Company”) as of March 31, 2012, and the related statements of operations and changes in net assets for the period from January 25, 2012 (date of inception) through March 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of MacKenzie Realty Capital, Inc. as of March 31, 2012, and the results of its operations for the period from January 25, 2012 (date of inception) through March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Moss Adams LLP

San Francisco, California
June 1, 2012

MacKenzie Realty Capital, Inc
BALANCE SHEET
March 31, 2012

Assets
Cash and cash equivalents	$ 321,086
Retainer for legal services	10,000
Deferred offering costs	49,539
Total assets	$ 380,625

Liabilities
Accounts payable and accrued liabilities	$ 22,143
Total liabilities	$ 22,143

Commitments and contingencies (note 3)

Analysis of net assets
Common stock, $0.0001 par value, 80,000,000 shares authorized, 36,000 shares issued and outstanding	$ 4
Capital in excess of par value	359,996
Accumulated deficit	(1,518)
Total net assets	$ 358,482

Net asset value per share of common stock	$ 9.96

See accompanying notes to financial statements

MacKenzie Realty Capital, Inc
STATEMENT OF OPERATIONS
Period from January 25, 2012 (date of inception) through March 31, 2012

Expenses
Organization costs	$ 1,518
Total expenses	1,518

Net investment loss	$ (1,518)

See accompanying notes to financial statements

MacKenzie Realty Capital, Inc
STATEMENT OF CHANGES IN NET ASSETS
For the period from January 25, 2012 (date of inception) through March 31, 2012

Operations
Net investment loss		$ (1,518)

Net decrease in net assets resulting from operations		(1,518)

Capital share transactions
Issuance of common stock (note 3)		360,000

Net increase in net assets resulting from capital share transactions		360,000
Total increase in net assets		358,482
Net assets at beginning of period		-
Net assets at end of period	6	$ 358,482

See accompanying notes to financial statements

MacKenzie Realty Capital, Inc.

NOTES TO FINANCIAL STATEMENTS

March 31, 2012

NOTE 1 – ORGANIZATION

MacKenzie Realty Capital, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on January 25, 2012, and has been active in matters relating to its organization and registration as a non-diversified, closed-end investment company. The Company has not yet commenced operations.  The Company intends to register and be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”), as amended. The Company intends to operate so as to qualify to be taxed as a real estate investment trust (“REIT”) as defined under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). The Company’s fiscal year-end will be June 30.

The Company will be managed by MacKenzie Capital Management, LP (“MacKenzie”).  MacKenzie, which has been engaged in the management and sponsorship of offerings that invest primarily in real estate related securities since 1982, will manage all of the Company’s affairs except for providing investment advice.

The Company will be advised by MCM Advisers, LP (the “Adviser”) whose investment team members have an average of nearly 19 years of experience investing in real estate related securities.  The Adviser’s investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.

The Company intends to pursue a strategy focused on investing primarily in illiquid or non-traded debt and equity securities issued by U.S. companies generally owning commercial real estate.  These companies are likely to be non-traded REITs, small-capitalization publicly traded REITs, public and private real estate limited partnerships, limited liability companies, and tenancies-in-common.  We believe the size of this market and certain recent developments, coupled with the Adviser's network, create an attractive investment environment for our strategy.  The Company expects to benefit from the ability of the Adviser’s investment team to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, secure collateral against our loans, and manage and monitor a diversified portfolio of those investments.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  The Company follows the financial reporting standards for investment companies set forth in GAAP.  Accordingly, the investments will be recorded as estimated fair value with changes in unrealized gains (losses) in the fair value of such investments included in net investment income within the Company's statement of operations.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At times the cash balances held in financial institutions by the Fund may exceed these insured limits. However, the Company has not experienced any losses in such accounts and it believes that it is not exposed to any significant credit risk on cash and cash equivalents.

Organization Costs:  Organization costs include, among other things, the cost of incorporation including the cost of legal services pertaining to the organization and incorporation of the business and incorporation fees. These costs are expensed as incurred. For the period ended March 31, 2012, the Company incurred organization costs of $1,518.

Deferred Offering Costs:  The Company’s deferred offering costs include, among other things, legal fees and other costs pertaining to the preparation of the registration statement. As of March 31, 2012, the Company had deferred offering costs of $49,539. Offering costs have been deferred and will be expensed over a twelve month period beginning the day operations commence.

Income Taxes:  The Company intends to elect to be treated for federal income tax purposes, and intends to qualify thereafter, as a REIT under Subchapter M of the Code. Generally, a REIT is exempt from federal income taxes if it distributes at least 90% of “REIT Taxable Income,” as defined in the Code, each year. The Company intends to distribute

MacKenzie Realty Capital, Inc.

NOTES TO FINANCIAL STATEMENTS

March 31, 2012

sufficient dividends to maintain its REIT status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 85% of net ordinary income, 95% of the realized REIT’s capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes. The Company will generally endeavor each year to avoid any federal excise taxes.

NOTE 3 – COMMITMENTS AND RELATED PARTY TRANSACTIONS

The Company intends to enter into an investment advisory agreement with the Adviser as well as a management agreement with MacKenzie.  The Adviser will provide investment advisory services to the Company as well to a number of private investment funds managed by MacKenzie.  MacKenzie will provide administrative, accounting and other services required for the day-to-day operation of the Company.  Compensation to the Adviser and MacKenzie will be fee based and will not result in the issuance of shares of Company stock.  As of March 31, 2012, no services have been performed by the Adviser or Mackenzie, and no fees have been paid to date.

The funds managed by MacKenzie invest in securities similar to those that the Company seeks to acquire.  MacKenzie solicited the members of several of these Funds to contribute their assets, at their estimated fair value, in exchange for common shares of the Company.  Of the Funds solicited, a majority of the members of nine of the Funds voted in favor of the proposal.  The contribution of the assets will occur immediately prior to the effectiveness of the Company’s registration statement to sell shares to the public.  In advance of its contribution, each Fund purchased 4,000 shares of Company common stock at $10 per share in order to provide the Company with funds to complete this exchange and prepare its public offering.

NOTE 4 – REGISTRATION STATEMENT

The Company intends to file a registration statement with the Securities and Exchange Commission to register the offer and sale of no more than 5,000,000 shares of common stock at $10 per share with no minimum.  The Company has not determined the preferences of the preferred stock and has no current plans to issue shares of preferred stock.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of dividends and other distributions on behalf of our stockholders.  Stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

[________] Shares

MacKenzie Realty Capital, Inc.

Common Stock

PROSPECTUS

[_____ __], 2012

Part C — Other Information

Item 25. Financial Statements and Exhibits

1.	Financial Statements:

The Registrant’s financial statements dated March 31, 2012, notes to the financial statements and report of independent public accountants thereon are included herein.

2.	Exhibits:
Exhibit No.	Description of Document
a.	Articles of Incorporation*

b.	Bylaws*
c.	Inapplicable
d.	Form of Stock Certificate(1)
e.	Dividend Reinvestment Plan(1)
f.	Inapplicable
g.	Investment Advisory Agreement with MCM Advisers, LP dated , 2012*
h.1.	Form of Marketing Services Agreement (1)
h.2.	Form of Sales Agent Agreement (1)
i.	Inapplicable
k.1.	Stock Transfer Agency Agreement with dated , 2012(1)
k.2.	Administration Agreement with dated , 2012*
l.	Opinion of Maryland counsel(1)
m.	Inapplicable
n.	Consent of Independent Registered Public Accounting Firm*
o.	Inapplicable
p.	Inapplicable
q.	Inapplicable
r.1.	Code of Ethics of the Registrant(1)
____________

*	Filed herewith
(1)	To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Arrangements With Dealer Manager and Selected Broker-Dealers” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

FINRA filing fee	$*
Securities and Exchange Commission fees	$*
New York Stock Exchange listing fee	$*
Directors’ fees and expenses	$*
Accounting fees and expenses	$*
Legal fees and expenses	$*
Printing expenses	$*
Transfer Agent’s fees	$*
Miscellaneous	$*
Total	$*
____________

*     To be filed by amendment

Item 28. Persons Controlled by or Under Common Control

Immediately prior to this offering, _______________owns ______% of the outstanding common stock of the Registrant.   Following the completion of this offering, ______________’s share ownership is each expected to represent less than 1% of the Registrant’s outstanding common stock.

Item 29. Number of Holders of Securities

As of                 , 2012, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Stock ($0.0001 par value)

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

The Charter authorizes the Registrant, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Item 31. Business and Other Connections of Investment Advisor

The information in the prospectus under the captions “Prospectus Summary - About MacKenzie Capital Management”, Prospectus Summary – About MCM Advisers”, “Management – Board of Directors and Executive Officers”, “Portfolio Management” and “Investment Advisory Agreement” is hereby incorporated by reference.  In addition, the Form ADV of MCM Advisers, LP, as filed with the Securities and Exchange Commission (SEC File No. 801-50572), is incorporated herein by reference.

Item 32. Location of Accounts and Records

The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment advisor, MCM Advisers, LP, 1640 School Street, Moraga, California 94556, at the offices of the Registrant’s administrator, MacKenzie Capital Management, LP, 1640 School Street, Moraga, California 94556, at the offices of one of the Registrant’s custodians, E*TRADE Securities LLC,  Harborside Financial Center, 501 Plaza 2, 34 Exchange Place, Jersey City, NJ 07311 and DeWaay Financial Network, LLC, 13001 University Avenue, Clive IA 5032, or at the offices of the Registrant’s transfer agent,  MCM, 1640 School Street, Moraga CA 94556.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of the common shares until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

     (2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

     (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

  (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

  (d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.

  (e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

     The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

     (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

  (f) to file a post-effective amendment containing a prospectus pursuant to Section 8(c) of the 1933 Act prior to any offering by the Registrant pursuant to the issuance of rights to subscribe for shares below net asset value;

  (g) to file a post-effective amendment containing a prospectus pursuant to Section 8(c) of the 1933 Act prior to any offering below net asset value if the net dilutive effect of such offering (as calculated in the manner set forth in the dilution table contained in the prospectus), together with the net dilutive effect of any prior offerings made pursuant to this post-effective amendment (as calculated in the manner set forth in the dilution table contained in the prospectus), exceeds fifteen percent (15%);

  (h) to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of Registrant are trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

5.       Not Applicable.

6.       Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Moraga and State of California on the 1st day of June, 2012.

MacKenzie Realty Capital, Inc

By:	/s/ Robert Dixon
Robert Dixon,
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Paul Koslosky	Chief Financial Officer
Paul Koslosky	(Principal Financial and Accounting Officer)	June 1, 2012

/s/ Robert Dixon	Chief Executive Officer
Robert Dixon	(Principal Executive Officer)	June 1, 2012

/s/ C.E. Patterson
C.E. Patterson	Director	June 1, 2012

/s/ Tim Dozois
Tim Dozois	Director	June 1, 2012

Tom Frame	Director

Exhibit Index

Exhibit No.	Description of Document
a.	Articles of Incorporation
b.	Bylaws
g.	Investment Advisory Agreement
k.2.	Administration Agreement
n.	Consent of Independent Registered Public Accounting Firm